Exhibit 10.5

PURCHASE AGREEMENT NUMBER

AH5-PA-05094

between

THE BOEING COMPANY

and

Atlas Air Worldwide Holdings, Inc.

relating to

Boeing Model 747-8F Aircraft

[ * ] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE
1.	Aircraft Information Table

EXHIBIT
A.	Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Airframe and Optional Features Escalation Adjustment
BFE1.	BFE Variables
CS1.	Customer Support Variables
EE1.	Engine Escalation Adjustment, Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

AH5-PA-05094Page 2

BOEING PROPRIETARY

LETTER AGREEMENTS

LA-2003949       LA-[ * ]

LA-2003950      LA-[ * ]

LA-2004293LA-[ * ]

LA-2003954      LA-[ * ]

LA-2003955       LA-[ * ]

LA-2003956       LA-[ * ]

LA-2003957       LA-[ * ]

LA-2003960      LA-[ * ]

LA-2003961       LA-[ * ]

LA-2003952LA-[ * ]

LA-2100004LA-[ * ]

AH5-PA-05094Page 3

BOEING PROPRIETARY

Purchase Agreement No. PA-05094

between

The Boeing Company

and

Atlas Air Worldwide Holdings, Inc.

This Purchase Agreement No. PA-05094 between The Boeing Company, a Delaware corporation, (Boeing) and Atlas Air Worldwide Holdings, Inc., a Delaware corporation, (Customer), binding and in full force and effect on the date executed below (Effective Date), relating to the purchase and sale of Model 747-8F aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) incorporates the terms and conditions (except as specifically set forth below) of the Aircraft General Terms Agreement dated as of June 6, 1997 between Boeing and Atlas Air, Inc., identified as AGTA-TLS (AGTA).

Atlas Air Worldwide Holdings, Inc., parent company of Atlas Air, Inc., agrees to be bound by all obligations of Customer under the AGTA, including but not limited to Article 12 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES. For purposes of this Purchase Agreement, all references to “Customer” in the AGTA will mean Atlas Air Worldwide Holdings, Inc.

1. Quantity, Model and Description.

The aircraft to be delivered to Customer will be designated as Model 747-8F aircraft (Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described [ * ] the quantities listed [ * ] to the Purchase Agreement.

2. Delivery Schedule.

The scheduled months of delivery of the Aircraft are listed in [ * ]. [ * ]. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

3. Price.

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BOEING PROPRIETARY

3.1 Aircraft Basic Price. The Aircraft Basic Price [ * ] and is subject [ * ] in accordance with the terms of this Purchase Agreement.

3.2 Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 were [ * ] to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

4. Payment.

4.1 The standard advance payment schedule for the Aircraft requires Customer to make certain advance payments, [ * ] the Advance Payment Base Price of each Aircraft [ * ], less the Deposit, due within [ * ] of the Effective Date. [ * ] advance payments for each Aircraft are due as specified in and on the first business day of the months [ * ].

4.2 For any Aircraft whose scheduled month of delivery [ * ] from the Effective Date, the total amount of advance payments due within [ * ] of the Effective Date [ * ] which are [ * ] in accordance with the standard advance payment schedule set forth in [ * ].

4.3 Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

5. Additional Terms.

5.1 Aircraft Information Table. Table 1 consolidates information [ * ] with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.

5.2 Airframe and Optional Features Escalation Adjustment. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula.

5.3 Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other variables applicable to the Aircraft.

5.4 Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer’s fleet are described in Supplemental Exhibit CS1.

5.5 Engine Escalation Adjustment. Supplemental Exhibit EE1 contains the engine warranty and the engine patent indemnity for the Aircraft.

5.6 Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the SLP Components covered by the Service Life Policy for the Aircraft.

5.7 Public Announcement. Each of Customer and Boeing reserves the right to make a public announcement [ * ].

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BOEING PROPRIETARY

5.8 Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 12 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, [ * ]. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

AGREED AND ACCEPTED this

January 7, 2021
Date

THE BOEING COMPANY	Atlas Air Worldwide Holdings, Inc.
[ * ]	/s/ John Dietrich
Signature	Signature

[ * ]	John Dietrich
Printed name	Printed name

Attorney-in-Fact	President & Chief Executive Officer
Title	Title

AH5-PA-05094Page 6

BOEING PROPRIETARY

Table 1 To Purchase Agreement No. 5094

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:747-8F Engine Model/Thrust:[ * ] Airframe Price:	[ * ] [ * ] [ * ]	Configuration Specification: Airframe Price [ * ] Formula: Engine Price [ * ] Formula:	[ * ] [ * ]	[ * ]
Optional Features Estimate:	[ * ]
Sub-Total of Airframe and Features:	[ * ]	Airframe Escalation Data:
Engine Price (Per Aircraft):	[ * ]	[ * ]:	[ * ]
Aircraft Basic Price (Excluding BFE/SPE):	[ * ]	[ * ]:	[ * ]
Buyer Furnished Equipment (BFE) Estimate:	[ * ]
Seller Purchased Equipment (SPE) Estimate:	[ * ]
[ * ]:	[ * ]

		Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Adv Payment Base
Date	Aircraft	(Airframe)	Price Per A/P	[ * ]	[ * ]	[ * ]	[ * ]
May-2022*	1	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Aug-2022*	1	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Sep-2022*	1	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]
Oct-2022**	1	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]	[ * ]

Total:4

* [ * ].

** [ * ].

AH5-PA-5094 115941-1F.txtBoeing Proprietary

Table 1

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

Atlas Air Worldwide Holdings, Inc.

Exhibit A

to Purchase Agreement Number PA-5094

BOEING PROPRIETARY

Exhibit A

AIRCRAFT CONFIGURATION

Dated  December 31, 2020

relating to

Boeing Model 747-8F Aircraft

The Detail Specification is Boeing document number D019U022AH548F-3, revision NEW, to be released as soon as practicable. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing configuration specification D019U022, revision I, dated January 9, 2015 as amended to incorporate changes applicable to the Model 747-8 Freighter aircraft which have been developed by Boeing prior to the signing of this agreement and the optional features (Options) listed below, including [ * ]. As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

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BOEING PROPRIETARY

Configuration Item Number	Title	2019 Dollars Price per A/C
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]

AH5-PA-5094-EXAPage 3

BOEING PROPRIETARY

[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]

AH5-PA-5094-EXAPage 4

BOEING PROPRIETARY

[ * ]	[ * ]	[ * ]
[ * ]	[ * ]	[ * ]

[ * ]		[ * ]

AH5-PA-5094-EXAPage 5

BOEING PROPRIETARY

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

between

THE BOEING COMPANY

and

Atlas Air Worldwide Holdings, Inc.

Exhibit B

to Purchase Agreement Number PA-5094

BOEING PROPRIETARY

Exhibit B

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

relating to

Boeing Model 747-8F Aircraft

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of the Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

1.GOVERNMENT DOCUMENTATION REQUIREMENTS.

Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.

1.1Airworthiness and Registration Documents. Not later than [ * ] prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. If required by the regulatory authority, Customer will authorize, by letter to the regulatory authority having jurisdiction, the display of such registration numbers by Boeing during the pre-delivery testing of the Aircraft, no later than [ * ] prior to delivery of each Aircraft.

Customer is responsible for furnishing any temporary or permanent registration certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

1.2Certificate of Sanitary Construction.

1.2.1U.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer. The above Boeing obligation only applies to commercial passenger aircraft.

1.2.2Non-U.S. Registered Aircraft. If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least [ * ] prior to delivery. Boeing will then use commercially reasonable efforts to obtain the certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery. The above Boeing obligation only applies to commercial passenger aircraft.

1.3Customs Documentation.

1.3.1Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than [ * ] prior to delivery of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.

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BOEING PROPRIETARY

1.3.2General Declaration ‑ U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than [ * ] prior to delivery all information required by U.S. Customs and Border Protection, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.

If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than [ * ] prior to delivery of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.

1.3.3Export Declaration ‑ U.S. If the Aircraft is intended to be exported from the United States following delivery, and (i) Customer is a non-U.S. customer, Boeing will file an export declaration electronically with U.S. Customs and Border Protection (CBP), or (ii) Customer is a U.S. customer, it is the responsibility of the U.S. customer, as the exporter of record, to file the export declaration with CBP.

2.Insurance Certificates.

Unless provided earlier, Customer will provide to Boeing not later than [ * ] prior to delivery of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.

3.NOTICE OF FLYAWAY CONFIGURATION.

Not later than [ * ] prior to delivery of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested "flyaway configuration" of the Aircraft for its ferry flight. This configuration letter should include:

(i)	the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;
(ii)

the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;

(iii)	any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer's subsequent Aircraft;

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BOEING PROPRIETARY

(iv)	a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and
(v)	a complete ferry flight itinerary.

4.DELIVERY ACTIONS BY BOEING.

4.1Schedule of Inspections. All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Customer will be informed of such schedules [ * ].

4.2Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.

4.3Schedule for Customer's Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

4.4Fuel Provided by Boeing. Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

Aircraft Model	Fuel Provided
747	[ * ]

4.5Flight Crew and Passenger Consumables. Boeing will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

4.6Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If title for the Aircraft will be transferred to Customer through a Boeing subsidiary and if the Aircraft will be registered with the FAA, Boeing will pre‑position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050‑2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing's subsidiary to Customer.  It is understood by the parties that the Convention on International Interests in Mobile Equipment and the Protocol to the Convention on Matters Specific to Aircraft Equipment and the regulations issued thereunder (collectively, the “Cape Town Convention”) will be applicable to the Purchase Agreement. The parties agree that each shall appoint an administrator and/or a professional registry user entity, as applicable, that can consent to the registration of Customer’s international interest in the Aircraft with the international registry located in Dublin, Ireland (the “International Registry”). Further, Boeing shall consent to Customer’s filing of its international interest in the Aircraft after passage of title to the Aircraft from Boeing to the Customer, provided that such filing is correct and complete.

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BOEING PROPRIETARY

4.7Delegation of Authority. If specifically requested in advance by Customer, Boeing will present a certified copy of a delegation of authority, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

5.DELIVERY ACTIONS BY CUSTOMER.

5.1Aircraft Radio Station License. At delivery Customer will provide its aircraft radio station license to be placed on board the Aircraft following delivery.

5.2Aircraft Flight Log. At delivery Customer will provide the aircraft flight log for the Aircraft.

5.3Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer's delegation of authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.

5.4TSA Waiver Approval. Customer may be required to have an approved Transportation Security Administration (TSA) waiver for the ferry flight depending upon the Customer’s en-route stop(s) and destination unless the Customer already has a TSA approved security program in place. Customer is responsible for application of the TSA waiver and obtaining TSA approval. Customer will provide a copy of the approved TSA waiver to Boeing upon arrival at the Boeing delivery center.

5.5Electronic Advance Passenger Information System. Should the ferry flight of an Aircraft leave the United States, the Department of Homeland Security office requires Customer to comply with the Electronic Advance Passenger Information System (eAPIS). Customer needs to establish their own account with US Customs and Border Protection in order to file for departure. A copy of the eAPIS forms is to be provided by Customer to Boeing upon arrival of Customer’s acceptance team at the Boeing delivery center.

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BOEING PROPRIETARY

AIRFRAME AND OPTIONAL FEATURES

ESCALATION ADJUSTMENT

between

THE BOEING COMPANY

and

Atlas Air Worldwide Holdings, Inc.

Supplemental Exhibit AE1

to Purchase Agreement Number PA-5094

BOEING PROPRIETARY

AIRFRAME AND OPTIONAL FEATURES

ESCALATION ADJUSTMENT

relating to

Boeing Model 747-8F Aircraft

1.Formula.

Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

Pa = [ * ]

Where:

Pa =Airframe Price Adjustment.

[ * ] =Airframe Price plus the price of the Optional Features (as set forth in Table 1 of this Purchase Agreement).

[ * ] = [ * ]

Where:

[ * ] is the base year airframe escalation index (as set forth in Table 1 of this Purchase Agreement);

[ * ] is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, [ * ], calculated by establishing a [ * ] arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the [ * ] prior to the month of scheduled delivery of the applicable Aircraft. As the [ * ] values are only released on a quarterly basis, the value released for the first quarter will be used for the months of January, February, and March; the value released for the second quarter will be used for the months of April, May, and June; the value released for the third quarter will be used for the months of July, August, and September; the value released for the fourth quarter will be used for the months of October, November, and December.

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BOEING PROPRIETARY

M = [ * ]

Where:

[ * ] is the base year airframe escalation index (as set forth in Table 1 of this Purchase Agreement); and

[ * ] is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, [ * ], calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft.

As an example, for an Aircraft scheduled to be delivered in the month of July, the months of June, July, and August of the preceding year will be utilized in determining the value of [ * ].

Note:

(i)	In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten‑thousandth.
(ii)	[ * ]is the numeric ratio attributed to labor in the Airframe Price Adjustment formula.
(iii)	[ * ] is the numeric ratio attributed to materials in the Airframe Price Adjustment formula.
(iv)

The denominators (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics. The actual average values are calculated as a [ * ] arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the        [ * ] months prior to the airframe base year. The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

(v)	The final value of Pa will be rounded to the nearest dollar.
(vi)	The Airframe Price Adjustment will not be made if it will result in a decrease in the Aircraft Basic Price.

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BOEING PROPRIETARY

2.Values to be Utilized in the Event of Unavailability.

2.1If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the [ * ] values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within twenty-four (24) months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment, such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.

2.2Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the [ * ] values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

2.3In the event escalation provisions are made non‑enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Aircraft Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit AE1 in labor compensation and material costs occurring since eleven (11) months prior to the price base year shown in the Purchase Agreement.

2.4If within twelve (12) months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.

Note:

(i)

The values released by the Bureau of Labor Statistics and available to Boeing [ * ] prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the [ * ] values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Airframe Price Adjustments will be made after
Aircraft delivery for any subsequent changes in
published Index values, subject always to paragraph 2.4 above.

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BOEING PROPRIETARY

(ii)

The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be four (4), where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to five (5) or greater.

AH5-PA-5094-AE1Page 5

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

Atlas Air Worldwide Holdings, Inc.

Supplemental Exhibit BFE1

to Purchase Agreement Number PA-5094

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

Boeing Model 747-8F Aircraft

This Supplemental Exhibit BFE1 contains supplier selection dates, on‑dock dates and other requirements applicable to the Aircraft.

1.Supplier Selection.

Customer will:

Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	NA
NA
Galley Inserts

Seats (Suites)	NA
NA
Seats (F/C, B/C, Premium E/C)
NA
Seats (Economy class)
NA
Overhead & Audio System
NA
In‑Seat Video System

Miscellaneous Emergency Equipment	[ * ]

2.On-dock Dates and Other Information.

On or before [ * ] prior to the first delivery, Boeing will provide to Customer the BFE Requirements. These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on‑dock dates are set forth below:

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BOEING PROPRIETARY

Item	Preliminary On‑Dock Dates May 2022 August 2022
	Aircraft	Aircraft
Seats	N/A	N/A
Galleys/Furnishings	N/A	N/A
Antennas & Mounting Equipment	N/A	N/A
Avionics	N/A	N/A
Cabin Systems Equipment	N/A	N/A
Miscellaneous Emergency Equipment	[ * ]	[ * ]
Textiles/Raw Material	N/A	N/A

Item	Preliminary On‑Dock Dates September 2022 October 2022
	Aircraft	Aircraft
Seats	N/A	N/A
Galleys/Furnishings	N/A	N/A
Antennas & Mounting Equipment	N/A	N/A
Avionics	N/A	N/A
Cabin Systems Equipment	N/A	N/A
Miscellaneous Emergency Equipment	[ * ]	[ * ]
Textiles/Raw Material	N/A	N/A

3.Additional Delivery Requirements - Import.

Customer will be the importer of record (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C‑TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C‑TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

AH5-PA-5094-BFE1Page 3

BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES

between

THE BOEING COMPANY

and

Atlas Air Worldwide Holdings, Inc.

SUPPLEMENTAL EXHIBIT CS1

To PURCHASE AGREEMENT NUMBER PA-5094

BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES

relating to

Boeing Model 747-8F Aircraft

Customer and Boeing will conduct planning conferences approximately twelve (12) months prior to delivery of the first Aircraft, or as mutually agreed, in order to develop and schedule a customized support program (Customer Support Program) to be furnished by Boeing in support of the Aircraft.

The Customer Support Program will be based upon and equivalent to the entitlements summarized below.

1.Maintenance Training.

1.1Airframe Systems Differences Course covering differences between Customer's newly-purchased Aircraft and an aircraft of the same model currently operated by Customer; [ * ] class of [ * ] students.

1.2Avionics Systems Differences Course; [ * ] class of [ * ] students.

1.3Engine Run‑up Course; [ * ] class of [ * ] students.

1.4Aircraft Rigging Course; [ * ] class of [ * ] students.

1.5Structural Repair Manual Course; [ * ] class of [ * ] students.

1.6Training materials, including training manuals for coursework materials and student reference guide, will be provided to each student. In addition, one (1) set of training materials, including instrument panel wall charts, training videos (if applicable), training manuals for coursework materials, and a student reference guide will be provided for use in Customer's own training program.

2.Flight Training.

Boeing will provide a differences course for crews converting from 747‑400 aircraft to 747‑8 aircraft as follows:

2.1[ * ] crews ([ * ] pilots).

2.2Cabin Safety training; [ * ] classes of [ * ] students per class.

2.3Electronic Check List Authoring Course[ * ] class of [ * ] students.

2.4Training materials, including training manuals, flight crew training manual, reduced size instrument panel wall charts, FCOM and QRH will be provided to each student. In addition, one (1) set of training materials, including differences e-Learning, full size instrument panel color wall charts, and training video programs (if applicable) will be provided for use in Customer's own training program.

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2.5Additional Flight Operations Services: The days listed in this section are measured from the day the instructor(s) depart Boeing until their return to Boeing, including travel and days off.

2.5.1Provide [ * ] total instructor pilot days to be used for any of the following services:

Ferry flight
Airplane/base training
Simulator observation
Proving sectors/flights
Revenue services training/Initial operating experience/supervised flying

2.5.2Provide an instructor pilot to visit Customer [ * ] after revenue service training to review Customer's flight crew operations for a [ * ] period.

3.Planning Assistance.

3.1Maintenance Engineering. Notwithstanding anything in Exhibit B to the AGTA to the contrary, Boeing will provide the following maintenance engineering support:

3.1.1Maintenance Planning Assistance. Upon Customer’s request, Boeing will provide [ * ] on‑site visit to Customer’s main base to assist with maintenance program development and to provide consulting related to maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.1.2ETOPS Maintenance Planning Assistance. Upon Customer’s request [ * ], Boeing will provide [ * ] on‑site visit, if required, to Customer's main base to assist with the development of their Extended Operations (ETOPS) maintenance program and to provide consultation related to ETOPS maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by the Customer.

3.1.3GSE/Shops/Tooling Consulting. Upon request, Boeing will provide     [ * ] on‑site visit to Customer’s main base to evaluate Customer’s ground support equipment, maintenance tooling and requirements for maintenance shops. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.1.4Maintenance Engineering Evaluation. Upon request, Boeing will provide [ * ] on‑site visit to Customer’s main base to evaluate Customer’s maintenance and engineering organization for conformance with industry best practices. The result of which will be documented by Boeing in a maintenance engineering evaluation presentation. Customer will be provided with a copy of the maintenance engineering evaluation presentation. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

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3.2Spares.

3.2.1Recommended Spares Parts List (RSPL). Boeing will revise, as applicable, the customized Recommended Spares Parts List (RSPL).

4.Technical Data and Documents.

The following Materials will be provided to Customer and Boeing may revise the format for delivering such Materials with advance notice to Customer.

4.1Flight Operations.

Airplane Flight Manual
Airplane Rescue and Fire Fighting Information
Dispatch Deviations Guide
Flight Crew Operations Manual and Quick Reference Handbook
Flight Crew Training Manual
FMC Supplementary Data Document
Jet Transport Performance Methods
Operational Performance Software
Performance Engineers Tool
Weight and Balance Manual Chapter 1 Control and Loading

4.2Maintenance.

Aircraft Maintenance Manual and Supplement
Baggage and Cargo Loading Manual
Component Maintenance Manual
Fault Reporting Manual
Fuel Quantity Measuring Stick Data
Illustrated Parts Catalog
Interactive Fault Isolation Manual
Nondestructive Test Manual
Powerplant Buildup Manual
Service Bulletins and Index
Standard Overhaul Practices Manual Chapter 20
Standard Wiring Practices Manual Chapter 20
Structural Repair Manual
System Schematic Manual
Wiring Diagram Manual

4.3Service Engineering.

All Operators Messages
Maintenance Tips
Service Letters

4.4Maintenance Programs Engineering.

Airline Maintenance Inspection Intervals

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Airworthiness Limitations
Airworthiness Limitations – Line Specific
Certification Maintenance Requirements
Damage Tolerance Rating Check Form Document
ETOPS Guide Volume I Configuration Maintenance & Procedure Supplement
EWIS ICA Source Document
Maintenance Planning Document and Supplement
Maintenance Task Cards and Index and Supplement
Special Compliance Items

4.5Facilities and Equipment Planning.

Airplane Recovery Document
Engine Ground Handling Document
GSE Tooling Drawings
Illustrated Tool and Equipment Manual
Maintenance Facility and Equipment Planning Document
Special Tool and Ground Handling Equipment Drawings and Index

4.6Airport Technology.

Airplane Characteristics for Airport Planning

4.7Supplier Technical Data.

Supplier Component Maintenance Manuals
Supplier Product Support and Assurance Agreements

4.8Product Standard.

Product Standard Data System

4.9Fleet Statistical Data and Report.

Fleet reliability views, charts, and reports

4.10Engineering Drawings.

Assembly and Installation Drawings

5.Aircraft Information.

5.1Aircraft Information is defined as that data provided by Customer to Boeing which falls into one of the following categories: (i) aircraft operational information (including, but not limited to, flight hours, departures, schedule reliability, engine hours, number of aircraft, aircraft registries, landings, and daily utilization and schedule interruptions for Boeing model aircraft); (ii) summary and detailed shop findings data; (iii) line maintenance data; (iv) airplane message data, (v) scheduled maintenance data; (vi) service bulletin incorporation; and (vii) aircraft data generated or received by equipment installed on Customer’s aircraft in analog or digital form including but not limited to information regarding the state, condition, performance, location, setting, or path of the aircraft and associated systems, sub-systems and components.

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5.2License Grant. To the extent Customer has or obtains rights to Aircraft Information, Customer grants to Boeing a perpetual, world‑wide, non‑exclusive license to use and disclose Aircraft Information and create derivatives thereof in Boeing data and information and products and services provided Customer identification information as originating from Customer is removed. Customer identification information may be retained as necessary for Boeing to provide products and services Customer has requested from Boeing or for Boeing to inform Customer of additional Boeing products and services. This grant is in addition to any other grants of rights in the agreements governing provision of such information to Boeing regardless of whether that information is identified as Aircraft Information in such agreement including any information submitted under the In Service Data Program (ISDP).

For purposes of this article, Boeing is defined as The Boeing Company and its wholly owned subsidiaries.

Customer will provide Aircraft Information to Boeing through an automated software feed necessary to support Fleet Statistical Analysis. Boeing will provide assistance to Customer under a separate agreement for mapping services to enable the automated software feed.

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ENGINE ESCALATION ADJUSTMENT,

ENGINE WARRANTY AND PATENT INDEMNITY

between

THE BOEING COMPANY

and

Atlas Air Worldwide Holdings, Inc.

Supplemental Exhibit EE1

to Purchase Agreement Number PA-5094

BOEING PROPRIETARY

ENGINE ESCALATION ADJUSTMENT,

ENGINE WARRANTY AND PATENT INDEMNITY

relating to

Boeing Model 747-8F Aircraft

1.ENGINE ESCALATION.

No separate engine escalation methodology is defined for the Aircraft. The engine price, at its basic thrust level, is included in and will be escalated in the same manner as the Airframe Price.

2.ENGINE WARRANTY AND PRODUCT SUPPORT PLAN.

Boeing has obtained from General Electric Company (GE) GE's guarantee that GE will extend directly to Customer GE's warranty, special guarantees and product support services (hereinafter collectively referred to as Warranty); subject, however, to Customer's acceptance of the conditions set forth in the Warranty.

In consideration for Boeing’s having obtained GE's guarantee to provide the Warranty directly to the Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such engines and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities. THE WARRANTY GE EXTENDS DIRECTLY TO CUSTOMER IS EXCLUSIVE, AND IS IN LIEU OF ALL OTHER WARRANTIES WHETHER WRITTEN, ORAL OR IMPLIED. THERE ARE NO IMPLIED WARRANTIES OF FITNESS OR MERCHANTABILITY.

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SERVICE LIFE POLICY COMPONENTS

between

THE BOEING COMPANY

and

Atlas Air Worldwide Holdings, Inc.

Supplemental Exhibit SLP1

to Purchase Agreement Number PA-5094

BOEING PROPRIETARY

SERVICE LIFE POLICY COMPONENTS

relating to

Boeing Model 747-8F Aircraft

This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. PA-5094.

1.Wing.

(i)	Upper and lower wing skins and stiffeners between the forward and rear wing spars.
(ii)	Wing spar webs, chords and stiffeners.
(iii)	Inspar wing ribs.
(iv)	nspar splice plates and fittings.
(v)	Wing landing gear support structure.
(vi)	Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to floor beams.
(vii)	Wing-to-body structural attachments.
(viii)	Engine strut support fittings attached directly to wing primary structure.
(ix)	Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps and winglet support fittings.
(x)	Trailing edge flap tracks and carriages.
(xi)	Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.
(xii)	Spoiler support beam.

2.Body.

(i)

External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

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(ii)	Window and windshield structure but excluding the windows and windshields.
(iii)

Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

(iv)	Nose wheel well structure, including the wheel well walls, pressure deck, bulkheads, and landing gear beam support structure.
(v)	Wheel well structure for the wing and body gears including the ceiling, bulkheads and gear support structure.
(vi)	Floor beams and support posts in the control cab, upper deck accommodation area and passenger cabin area, but excluding seat tracks.
(vii)	Forward and aft pressure bulkheads.
(viii)	Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead, including splices.
(ix)

Wing front, and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(x)	Support structure in the body for the stabilizer pivot and stabilizer screw.
(xi)	Tension ties aft of upper deck accommodation area.

3.Vertical Stabilizer.

(i)	Skins and stiffeners between the auxiliary and rear spars.
(ii)	Front, rear and auxiliary spar chords, webs and stiffeners and attachment fittings between vertical stabilizer and body.
(iii)	Inspar ribs.

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(iv)	Rudder hinges and supporting ribs, excluding bearings.
(v)	Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.
(vi)	Rudder internal, fixed attachment and actuator support structure.
(vii)	Stabilizer to body attachment fittings and auxiliary spar link.

4.Horizontal Stabilizer.

(i)	Upper and lower skins and stiffeners between the auxiliary and rear spars.
(ii)	Front, rear and auxiliary spar chords, webs and stiffeners.
(iii)	Inspar ribs.
(iv)	Stabilizer center section and fittings splicing to outboard stabilizer including pivot and screw support structure.
(v)	Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.
(vi)	Elevator internal, fixed attachment and actuator support structure.

5.Engine Strut.

(i)	Strut external surface skin and doublers and stiffeners.
(ii)	Internal strut chords, frames and bulkheads.
(iii)	Strut to wing fittings and diagonal brace.
(iv)	Engine mount support fittings attached directly to strut structure.
(v)	For Aircraft equipped with General Electric or Pratt & Whitney engines only, the engine‑mounted support fittings.

6.Main Landing Gear (Wing Mounted).

(i)	Outer cylinder.
(ii)	Inner cylinder.
(iii)	Upper and lower side struts, including spindles and universals.
(iv)	Axles.

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(v)	Truck beam.
(vi)	Walking beam and trunnion fork.
(vii)	Drag brace.
(viii)	Orifice support.
Main Landing Gear (Body Mounted).
(ix)	Outer cylinder.
(x)	Inner cylinder.
(xi)	Upper and lower drag struts, including spindles and universals.
(xii)	Axles.
(xiii)	Truck beam.
(xiv)	Side brace.
(xv)	Orifice support.

7.Nose Landing Gear.

(i)	Outer cylinder.
(ii)	Inner cylinder.
(iii)	Orifice support tube.
(iv)	Upper and lower drag strut, including lock links.
(v)	Steering plates and steering collar.
(vi)	Torsion links.
(vii)	Side struts.
(viii)	Upper and lower tripod.
(ix)	Axles.

NOTE: The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the SLP Components.

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BOEING PROPRIETARY

The Boeing Company

P.O. Box 3707

Seattle, WA 98124 2207

AH5-PA-5094-LA-2003949

Atlas Air Worldwide Holdings, Inc.

2000 Westchester Avenue

Purchase, NY 10577

Subject:	[ * ]

Reference:	Purchase Agreement No. PA-5094 (Purchase Agreement) between The Boeing Company (Boeing) and Atlas Air Worldwide Holdings, Inc. (Customer) relating to Model 747-8F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

The Purchase Agreement incorporates the terms and conditions of AGTA-TLS between Boeing and Customer. This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.

1.[ * ].

1.1[ * ] advance payment schedule provided in Table 1 of the Purchase Agreement [ * ] advance payments [ * ].

1.2[ * ].

Months Prior to Delivery	Amount Due
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]

2.[ * ].

[ * ].

3.[ * ].

3.1Customer [ * ] under (i) the Purchase Agreement or (ii) any other agreement with Boeing [ * ]

Boeing may, [ * ] default [ * ].

BOEING PROPRIETARY

3.2If Boeing [ * ] to Boeing, [ * ] instruction from Boeing to the [ * ] such that the [ * ] this Letter Agreement. [ * ] unconditional wire transfer of [ * ] designated by Boeing.

3.3For all purposes of this Article 3, including without limitation, notice, [ * ]. Nothing herein will constitute [ * ] of Boeing; all [ * ] will be [ * ]. Boeing expressly reserves all of its rights and remedies under any agreement and applicable law.

4.Assignment.

4.1Notwithstanding [ * ]:

[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]

4.2Notwithstanding any [ * ] of this Letter Agreement or the Purchase Agreement, [ * ] Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

5.Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not

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BOEING PROPRIETARY

available generally or to other parties.  Customer agrees to limit the disclosure of its contents to employees of Customer, directors and officers of Atlas Air Worldwide Holdings, Inc. and Titan Aviation Holdings, Inc. and their wholly owned subsidiaries and Customer’s auditors and outside counsel, with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.  In the event that Customer in good faith concludes (based upon an opinion of counsel) that disclosure of information contained in this Letter Agreement may be required by applicable law or governmental regulations, Customer shall advise Boeing in writing prior to such disclosure, if possible, or, if not possible, then promptly upon receiving such order or upon identifying such need to comply, in order to enable Boeing to take whatever steps it deems necessary to protect its interests in this regard, and Customer will, in any event, disclose only that portion of the information which it is legally required to disclose and Customer will use its reasonable endeavors to protect the confidentiality of such information to the widest extent possible in the circumstances. In addition to any equitable relief that may be available to Boeing in the event of a breach of this Article, Boeing may rescind the Deferred Advance Payment Schedule described in Article 1.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters contained herein, please indicate your acceptance and approval below.

ACCEPTED AND AGREED TO this

Date:	January 7, 2021

Atlas Air Worldwide Holdings, Inc.			THE BOEING COMPANY
By:	/s/ John Dietrich	By:	[ * ]

Name:	John Dietrich	Name:	[ * ]

Title:	President & Chief Executive Officer	Title:	Attorney-In-Fact

AH5-PA-5094-LA-2003949Page 3

BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA  98124‑2207

AH5-PA-5094-LA-2003950

Atlas Air Worldwide Holdings, Inc.

2000 Westchester Avenue

Purchase, NY 10577

Subject:	[ * ]

Reference:	Purchase Agreement No. 5094 (Purchase Agreement) between The Boeing Company (Boeing) and Atlas Air Worldwide Holdings, Inc. (Customer) relating to Model 747-8F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.AGTA Basic Articles.

1.1The table of contents of the basic articles of the AGTA is revised to add the following items to the listing of appendices:

VIIIPost-Delivery Sale with Lease to Seller

IXSale with Lease

XPost-Delivery Security

1.2All references to Appendix I contained in the following articles of the AGTA will refer to Appendix I attached hereto, in lieu of Appendix I currently contained in the AGTA:  (i) Article 8.2.1, “Insurance Requirements” and (ii) Article 8.2.2, “Noncompliance with Insurance Requirements.”

1.3All references to Appendix II, III, IV, V, and VI contained in the following articles of the AGTA will refer to Appendices II, III, IV, V, and VI attached hereto, in lieu of Appendices II, III, IV, V, and VI currently contained in the AGTA:  (i) Article 9.2, “Transfer by Customer at Delivery,” (ii) Article 9.3, “Sale or Lease by Customer After Delivery,” (iii) Article 9.5, “Exculpatory Clause in Post-Delivery Sale or Lease,” and (v) Article 9.6, “Appointment of Agent – Warranty Claims.”

1.4Article 2.1.1, “Airframe Price”, of the basic articles of the AGTA is revised to read as follows:

2.1.1Airframe Price is defined as the price of the airframe for a specific model of aircraft described in a purchase agreement. (For certain model aircraft, as reflected in the purchase agreement, the Airframe Price includes the engine price at its basic thrust level).

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1.5Article 2.1.3, “Engine Price”, of the basic articles of the AGTA is revised to read as follows:

2.1.3 Engine Price is defined as the price set by the engine manufacturer for a specific engine to be installed on the model of aircraft described in a purchase agreement (not applicable to certain models of aircraft as reflected in the purchase agreement).

1.6Article 2.1.5, “Escalation Adjustment”, of the basic articles of the AGTA is revised to read as follows:

2.1.5Escalation Adjustment is defined as the price adjustment to the Airframe Price (which includes the basic engine price for certain models of aircraft as reflected in the purchase agreement) and the Optional Features Prices resulting from the calculation using the economic price formula contained in the Airframe and Optional Features Escalation Adjustment supplemental exhibit to the applicable purchase agreement. The price adjustment to the Engine Price will be calculated using the economic price formula in the Engine Escalation Adjustment supplemental exhibit to the applicable purchase agreement when the Airframe Price does not include the engine price at its basic thrust level as reflected in the purchase agreement.

1.7Article 7.1, “General”, of the basic articles of the AGTA is revised to read as follows:

“7.1General.  Boeing will not be liable for any delay in the scheduled delivery month of an aircraft or other performance under a purchase agreement caused by (i) acts of God; (ii) war or armed hostilities; (iii) government acts or priorities; (iv) fires, floods, or earthquakes; (v) strikes or labor troubles causing cessation, slowdown, or interruption of work; (vi) inability, after due and timely diligence, to procure materials, systems, accessories, equipment or parts; or (vii) any other cause to the extent such cause is beyond Boeing's control and not occasioned by Boeing's fault or negligence.  A delay resulting from any such cause is defined as an Excusable Delay”.

1.8Article 9.3, “Sale or Lease by Customer After Delivery,” of the basic articles of the AGTA is revised to read as follows:

“9.3Post-Delivery Sale or Lease by Customer.  If, following delivery of an aircraft, Customer sells or leases the aircraft (including any sale and lease-back to seller for financing purposes), Customer may assign some or all of its rights with respect to the aircraft under the applicable purchase agreement to the purchaser or lessee of such aircraft, and all such rights will inure to the benefit of such purchaser or lessee effective upon Boeing's receipt of the written agreement of the purchaser or lessee, in a form satisfactory to Boeing, to comply with all applicable

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terms and conditions of the applicable purchase agreement.  Sample forms of notice to Boeing of such assignments giving examples of language acceptable to Boeing are attached as Appendices III, IV, VIII, IX and X.”

1.9Article 11, “Notices,” of the basic articles of the AGTA is revised to read as follows:

“11.Notices.  All notices required by this AGTA or by any applicable purchase agreement will be written in English, will be effective on the date of receipt, and will be delivered or transmitted by any customary means to the appropriate address or number listed below:

Customer	Mail:	Atlas Air Worldwide Holdings, Inc. Attention: General Counsel 2000 Westchester Avenue Purchase, NY 10577
Email:
Facsimile:
Telephone:

Boeing	Delivery or Courier:	Boeing Commercial Airplanes 1901 Oakesdale Avenue SW Renton, Washington 98057 U.S.A. Attention:Vice President - Contracts Mail Code 21-24
	Mail:	Boeing Commercial Airplanes P.O. Box 3707 Seattle, Washington 98124-2207 U.S.A. Attention:Vice President - Contracts Mail Code 21-24
	Facsimile:	(425) 237-1706
	Telephone:	(206) 766-2400”

2.Appendices to the AGTA.

2.1Appendices I, II, III, IV, V and VI, which are attached to this Letter Agreement and entitled respectively “Insurance Certificate,” “Purchase Agreement Assignment,” “Post-Delivery Sale Notice,” “Post-Delivery Lease Notice,” “Purchaser’s/Lessee’s Agreement” and “Post-Delivery Owner Appointment of Agent – Warranties,” supersede in their entireties Appendices I, II, III, IV, V and VI currently contained in the AGTA.

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2.2The AGTA is amended to include Appendices VIII, IX and X to the AGTA, attached to this Letter Agreement and entitled, respectively, “Post-Delivery Sale with Lease to Seller”, “Sale with Lease” and “Post-Delivery Security.”

3.AGTA – Exhibit C, “Product Assurance Document”.

Part 2,  Article 3.1,  Article (i)  of Exhibit C of the AGTA is revised to read as  follows:

(i)	for all Boeing aircraft models except 767, the warranty period ends [ * ] after Delivery.

Part 2,  Article 3.1,  Article (iii) of Exhibit C of the AGTA is revised to read as follows:

(iii)	for Boeing aircraft model 767, the warranty period ends [ * ] after Delivery.

4.Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to employees of Customer, directors and officers of Atlas Air Worldwide Holdings, Inc. and Titan Aviation Holdings, Inc. and their wholly owned subsidiaries and its auditors and outside counsel, with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.  In the event that Customer in good faith concludes (based upon an opinion of counsel) that disclosure of information contained in this Letter Agreement may be required by applicable law or governmental regulations, Customer shall advise Boeing in writing prior to such disclosure, if possible, or, if not possible, then promptly upon receiving such order or upon identifying such need to comply, in order to enable Boeing to take whatever steps it deems necessary to protect its interests in this regard, and Customer will, in any event, disclose only that portion of the information which it is legally required to disclose and Customer will use its reasonable endeavors to protect the confidentiality of such information to the widest extent possible in the circumstances.

(The remainder of the page is intentionally blank)

AH5-PA-5094-LA-2003950

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Very truly yours,

THE BOEING COMPANY

By	[ * ]

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	January 7, 2021

Atlas Air Worldwide Holdings, Inc.

By	/s/ John Dietrich

Its	President & Chief Executive Officer

AH5-PA-5094-LA-2003950

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Appendix I

SAMPLE

Insurance Certificate

BROKER'S LETTERHEAD

Date:  +

Certificate of Insurance

ISSUED TO:The Boeing Company
Post Office Box 3707
Mail Code 13-57
Seattle, Washington 98124
Attn:Manager - Aviation Insurance for

Vice President - Employee Benefits,

Insurance and Taxes

CC:Boeing Commercial Airplanes

P.O. Box 3707

Mail Code 21-34

Seattle, Washington 98124-2207

U.S.A.

Attn:Vice President - Contracts

NAMED INSURED:  Atlas Air Worldwide Holdings, Inc.

We hereby certify that in our capacity as Brokers to the Named Insured, the following described insurance is in force on this date:

InsurerPolicy No.Participation

POLICY PERIOD:	From [date and time of inception of the Policy(ies)] to [date and time of expiration].

GEOGRAPHICAL LIMITS:  Worldwide (however, as respects "Aircraft Hull War and Allied Perils" Insurance, as agreed by Boeing).

AH5-PA-5094-LA-2003950Appendix I

[ * ]LA Attachment Page 1

Appendix I

SAMPLE

Insurance Certificate

AIRCRAFT INSURED:  All Boeing manufactured aircraft owned or operated by the Named Insured which are the subject of the following purchase agreement(s), entered into between The Boeing Company and _________________ (hereinafter Aircraft):

Purchase Agreement No. __________ dated __________, 20_____

Purchase Agreement No. __________ dated __________, 20_____

COVERAGES:

1.Aircraft "all risks" Hull (Ground and Flight)

2.Aircraft Hull War and Allied Perils (as per LSW 555, or its successor wording)

3.Airline Liability

Including, but not limited to, Bodily Injury, Property Damage, Aircraft Liability, Liability War Risks, Passenger Legal Liability, Premises Liability, Completed Operations, Products Liability, Baggage Legal Liability (checked and unchecked), Cargo Legal Liability, Contractual Liability and Personal Injury.

The above-referenced Airline Liability insurance coverage is subject to War and Other Perils Exclusion Clause (AV48B) but all sections, other than Section (b) are reinstated as per AV52C, or their successor endorsements.

LIMITS OF LIABILITY:  To the fullest extent of the Policy limits that the Named Insured carries from the time of delivery of the first Aircraft under the first Purchase Agreement listed under "Aircraft Insured" and thereafter at the inception of each policy period, but in any event no less than the following:

Combined Single Limit Bodily Injury and Property Damage: U.S. Dollars ($) any one occurrence each Aircraft (with aggregates as applicable).

[ * ]	[ * ]
[ * ]	[ * ]

(In regard to all other models and/or derivatives, to be specified by Boeing).

(In regard to Personal Injury coverage, limits are [ * ] any one offense, and in the aggregate.)

AH5-PA-5094-LA-2003950Appendix I

[ * ]LA Attachment Page 2

Appendix I

SAMPLE

Insurance Certificate

DEDUCTIBLES / SELF-INSURANCE:  Any deductible and/or self-insurance amount (other than standard market deductibles) are to be disclosed and agreed by Boeing.

SPECIAL PROVISIONS APPLICABLE TO BOEING:  It is certified that Insurers are aware of the terms and conditions of AGTA-AH5 and the following purchase agreements:

Purchase Agreement No. __________ dated __________, 20_____

Purchase Agreement No. __________ dated __________, 20_____

Purchase Agreement No. __________ dated __________, 20_____

Each Aircraft manufactured by Boeing which is delivered to the Insured pursuant to the applicable purchase agreement during the period of effectivity of the policies represented by this Certificate will be covered to the extent specified herein.

Insurers have agreed to the following:

1.In regard to Aircraft "all risks" Hull Insurance and Aircraft Hull War and Allied Perils Insurance, Insurers agree to waive all rights of subrogation or recourse against Boeing in accordance with AGTA-AH5 which was incorporated by reference into the applicable purchase agreement.

2.In regard to Airline Liability Insurance, Insurers agree:

2.1To include Boeing as an additional insured in accordance with Customer's undertaking in Article 8.2.1 of AGTA-AH5  which was incorporated by reference into the applicable purchase agreement.

2.2To provide that such insurance will be primary and not contributory nor excess with respect to any other insurance available for the protection of Boeing;

2.3To provide that with respect to the interests of Boeing, such insurance will not be invalidated or minimized by any action or inaction, omission or misrepresentation by the Insured or any other person or party (other than Boeing) regardless of any breach or violation of any warranty, declaration or condition contained in such policies;

2.4To provide that all provisions of the insurance coverage’s referenced above, except the limits of liability, will operate to give each Insured or additional insured the same protection as if there were a separate Policy issued to each.

3.In regard to all of the above referenced policies:

3.1Boeing will not be responsible for payment, set-off, or assessment of any kind or any premiums in connection with the policies, endorsements or coverage’s described herein;

3.2If a policy is canceled for any reason whatsoever, or any substantial change is made in the coverage which affects the interests of Boeing or if a policy is allowed to lapse for nonpayment of premium, such cancellation, change or lapse will not be effective as to Boeing for thirty (30) days (in the case of war risk and allied perils coverage

AH5-PA-5094-LA-2003950Appendix I

[ * ]LA Attachment Page 3

seven (7) days after sending, or such other period as may from time to time be customarily obtainable in the industry) after receipt by Boeing of written notice from the Insurers or the authorized representatives or Broker of such cancellation, change or lapse; and

3.3For the purposes of the Certificate, "Boeing" is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each and their respective directors, officers, employees and agents.

Subject to the terms, conditions, limitations and exclusions of the relative policies.

____________________

[Signature]

Name:  ____________________

Title:  ____________________

AH5-PA-5094-LA-2003950Appendix I

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Appendix II

SAMPLE

Purchase Agreement Assignment

THIS PURCHASE AGREEMENT ASSIGNMENT (Assignment) dated as of __________, 20_____ is between ____________________, a company organized under the laws of ____________________ (Assignor) and ____________________, a company organized under the laws of ____________________ (Assignee).  Capitalized terms used herein without definition will have the same meaning as in the Boeing Purchase Agreement.

Assignor and The Boeing Company, a Delaware corporation (Boeing), are parties to the Boeing Purchase Agreement, providing, among other things, for the sale by Boeing to Assignor of certain aircraft, engines and related equipment, including the Aircraft.

Assignee wishes to acquire the Aircraft and certain rights and interests under the Boeing Purchase Agreement and Assignor, on the following terms and conditions, is willing to assign to Assignee certain of Assignor's rights and interests under the Boeing Purchase Agreement.  Assignee is willing to accept such assignment.

It is agreed as follows:

1.For all purposes of this Assignment, the following terms will have the following meanings:

Aircraft - one Boeing Model _____ aircraft, bearing manufacturer's serial number __________, together with all engines and parts installed on such aircraft on the Delivery Date.

Boeing - Boeing will include any wholly-owned subsidiary of Boeing, and its successors and assigns.

Boeing Purchase Agreement - Purchase Agreement No. __________ dated as of ____________________ between Boeing and Assignor, as amended, but excluding ____________________, providing, among other things, for the sale by Boeing to Assignor of the Aircraft, as said agreement may be further amended to the extent permitted by its terms.  The Purchase Agreement incorporated by reference Aircraft General Terms Agreement <AGTA> (AGTA).

Delivery Date - the date on which the Aircraft is delivered by Boeing to Assignee pursuant to and subject to the terms and conditions of the Boeing Purchase Agreement and this Assignment.

2.Assignor does hereby assign to Assignee all of its rights and interests in and to the Boeing Purchase Agreement, as and to the extent that the same relate to the Aircraft and the purchase and operation thereof, except as and to the extent expressly reserved below, including, without limitation, in such assignment:  [TO BE COMPLETED BY THE PARTIES.]

AH5-PA-5094-LA-2003950Appendix II

[ * ]LA Attachment Page 5

Appendix II

SAMPLE

Purchase Agreement Assignment

{EXAMPLES

(i)

the right upon valid tender to purchase the Aircraft pursuant to the Boeing Purchase Agreement subject to the terms and conditions thereof and the right to take title to the Aircraft and to be named the "Buyer" in the bill of sale for the Aircraft;

(ii)	the right to accept delivery of the Aircraft;
(iii)	all claims for damages arising as a result of any default under the Boeing Purchase Agreement in respect of the Aircraft;
(iv)	all warranty and indemnity provisions contained in the Boeing Purchase Agreement, and all claims arising thereunder, in respect of the Aircraft; and
(v)	any and all rights of Assignor to compel performance of the terms of the Boeing Purchase Agreement in respect of the Aircraft.}

Reserving exclusively to Assignor, however:

{EXAMPLES

(i)

all Assignor's rights and interests in and to the Boeing Purchase Agreement as and to the extent the same relates to aircraft other than the Aircraft, or to any other matters not directly pertaining to the Aircraft;

(ii)

all Assignor's rights and interests in or arising out of any advance or other payments or deposits made by Assignor in respect of the Aircraft under the Boeing Purchase Agreement and any amounts credited or to be credited or paid or to be paid by Boeing in respect of the Aircraft;

(iii)	the right to obtain services, training, information and demonstration and test flights pursuant to the Boeing Purchase Agreement; and
(iv)	the right to maintain plant representatives at Boeing's plant pursuant to the Boeing Purchase Agreement.}

AH5-PA-5094-LA-2003950Appendix II

[ * ]LA Attachment Page 6

Appendix II

SAMPLE

Purchase Agreement Assignment

Assignee hereby accepts such assignment.

3.Notwithstanding the foregoing, so long as no event of default or termination under [specify document] has occurred and is continuing, Assignee hereby authorizes Assignor, to the exclusion of Assignee, to exercise in Assignor's name all rights and powers of Customer under the Boeing Purchase Agreement in respect of the Aircraft.

4.For all purposes of this Assignment, Boeing will not be deemed to have knowledge of or need recognize the occurrence, continuance or the discontinuance of any event of default or termination under [specify document] unless and until Boeing receives from Assignee written notice thereof, addressed to its Vice President - Contracts, Boeing Commercial Airplanes at P.O. Box 3707, Seattle, Washington 98124, if by mail, or to 425-237-1706, if by facsimile.  Until such notice has been given, Boeing will be entitled to deal solely and exclusively with Assignor.  Thereafter, until Assignee has provided Boeing written notice that any such events no longer continue, Boeing will be entitled to deal solely and exclusively with Assignee.  Boeing may act with acquittance and conclusively rely on any such notice.

5.It is expressly agreed that, anything herein contained to the contrary notwithstanding:  (a) prior to the Delivery Date Assignor will perform its obligations with respect to the Aircraft to be performed by it on or before such delivery, (b) Assignor will at all times remain liable to Boeing under the Boeing Purchase Agreement to perform all obligations of Customer thereunder to the same extent as if this Assignment had not been executed, and (c) the exercise by Assignee of any of the assigned rights will not release Assignor from any of its obligations to Boeing under the Boeing Purchase Agreement, except to the extent that such exercise constitutes performance of such obligations.

6.Notwithstanding anything contained in this Assignment to the contrary (but without in any way releasing Assignor from any of its obligations under the Boeing Purchase Agreement), Assignee confirms for the benefit of Boeing that, insofar as the provisions of the Boeing Purchase Agreement relate to the Aircraft, in exercising any rights under the Boeing Purchase Agreement, or in making any claim with respect to the Aircraft or other things (including, without limitation, Material, training and services) delivered or to be delivered, the terms and conditions of the Boeing Purchase Agreement, including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in Article 11 of Part 2 of Exhibit C to the Aircraft General Terms Agreement which was incorporated by reference into the Boeing Purchase Agreement and the insurance provisions in Article 8.2 of the Aircraft General Terms Agreement which was incorporated by reference into the Boeing Purchase Agreement therein, will apply to and be binding on Assignee to the same extent as if Assignee had been the original "Customer" thereunder.  Assignee further agrees, expressly for the benefit of Boeing, upon the written request of Boeing, Assignee will promptly execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of Assignee's agreements in this paragraph.

AH5-PA-5094-LA-2003950Appendix II

[ * ]LA Attachment Page 7

Appendix II

SAMPLE

Purchase Agreement Assignment

7.Nothing contained herein will subject Boeing to any liability to which it would not otherwise be subject under the Boeing Purchase Agreement or modify in any respect the contract rights of Boeing thereunder, or require Boeing to divest itself of title to or possession of the Aircraft or other things until delivery thereof and payment therefore as provided therein.

8.Notwithstanding anything in this Assignment to the contrary, after receipt of notice of any event of default or termination under [specify document], Boeing will continue to owe to Assignor moneys in payment of claims made or obligations arising before such notice, which moneys may be subject to rights of set-off available to Boeing under applicable law.  Similarly, after receipt of notice that such event of default or termination no longer continues, Boeing will continue to owe to Assignee moneys in payment of claims made or obligations arising before such notice, which moneys may be subject to rights of set-off available to Boeing under applicable law.

9.Effective at any time after an event of default has occurred, and for so long as such event of default is continuing, Assignor does hereby constitute Assignee, Assignor's true and lawful attorney, irrevocably, with full power (in the name of Assignor or otherwise) to ask, require, demand, receive, and give acquittance for any and all moneys and claims for moneys due and to become due under or arising out of the Boeing Purchase Agreement in respect of the Aircraft, to the extent assigned by this Assignment.

10.Assignee agrees, expressly for the benefit of Boeing and Assignor that it will not disclose, directly or indirectly, any terms of the Boeing Purchase Agreement; provided, that Assignee may disclose any such information (a) to its special counsel and public accountants, (b) as required by applicable law to be disclosed or to the extent that Assignee may have received a subpoena or other written demand under color of legal right for such information, but it will first, as soon as practicable upon receipt of such requirement or demand, furnish an explanation of the basis thereof to Boeing, and will afford Boeing reasonable opportunity, to obtain a protective order or other reasonably satisfactory assurance of confidential treatment for the information required to be disclosed, and (c) to any bona fide potential purchaser or lessee of the Aircraft.  Any disclosure pursuant to (a) and (c) above will be subject to execution of a confidentiality agreement substantially similar to this paragraph 10.

11.This Assignment may be executed by the parties in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

12.This Assignment will be governed by, and construed in accordance with, the laws of ____________________.

AH5-PA-5094-LA-2003950Appendix II

[ * ]LA Attachment Page 8

Appendix II

SAMPLE

Purchase Agreement Assignment

____________________________________________________

as Assignoras Assignee

By _________________________By _________________________

Name:Name:

Title:Title:

[If the Assignment is further assigned by Assignee in connection with a financing, the following language needs to be included.]

Attest:

The undersigned, as ///Indenture Trustee/Agent// for the benefit of the Loan //Participants/Mortgagee/// and as assignee of, and holder of a security interest in, the estate, right, and interest of the Assignee in and to the foregoing Purchase Agreement Assignment and the Purchase Agreement pursuant to the terms of a certain //Trust Indenture/Mortgage// dated as of __________, 20_____, agrees to the terms of the foregoing Purchase Agreement Assignment and agrees that its rights and remedies under such //Trust Indenture/Mortgage// will be subject to the terms and conditions of the foregoing Purchase Agreement Assignment, including, without limitation, paragraph 6.

[Name of Entity]

as //Indenture Trustee/Agent//

By:____________________________

Name:

Title:

AH5-PA-5094-LA-2003950Appendix II

[ * ]LA Attachment Page 9

Appendix II

SAMPLE

Purchase Agreement Assignment

CONSENT AND AGREEMENT OF

THE BOEING COMPANY

THE BOEING COMPANY, a Delaware corporation (Boeing), hereby acknowledges notice of and consents to the foregoing Purchase Agreement Assignment (Assignment) as it relates to Boeing in respect of the Aircraft.  Boeing confirms to Assignee that: all representations, warranties, indemnities and agreements of Boeing under the Boeing Purchase Agreement with respect to the Aircraft will, subject to the terms and conditions thereof and of the Assignment, inure to the benefit of Assignee to the same extent as if Assignee were originally named "Customer" therein.

This Consent and Agreement will be governed by, and construed in accordance with, the law of the State of Washington, excluding the conflict of laws principles thereof.

Dated as of __________, 20_____.

THE BOEING COMPANY

By _________________________

Name:

Title:  Attorney-in-Fact

Aircraft Manufacturer’s Serial Number(s) ____________________

AH5-PA-5094-LA-2003950Appendix II

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Appendix III

SAMPLE

Post-Delivery Sale Notice

Boeing Commercial Airplanes

P.O. Box 3707

Seattle, Washington 98124-2207

U.S.A.

By Courier

1901 Oakesdale Ave. SW

Renton, WA  98057

U.S.A.

Attention:Vice President - Contracts

Mail Code 21-34

In connection with the sale by ____________________ (Seller) to ____________________ (Purchaser) of the aircraft identified below, reference is made to Purchase Agreement No. __________ dated as of __________, 20_____, between The Boeing Company (Boeing) and Seller (Purchase Agreement) under which Seller purchased certain Boeing Model _____ aircraft, including the aircraft bearing Manufacturer's Serial No.(s) ____________________ (Aircraft).  The Purchase Agreement incorporated by reference Aircraft General Terms Agreement <AGTA> (AGTA).

Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.

Seller has sold the Aircraft, including in that sale the assignment to Purchaser of all remaining rights related to the Aircraft under the Purchase Agreement.  To accomplish this transfer of rights, as authorized by the provisions of the Purchase Agreement:

1.Purchaser acknowledges it has reviewed those provisions of the Purchase Agreement related to those rights assigned and agrees to be bound by and comply with all applicable terms and conditions of the Purchase Agreement, including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in Article 11 of Part 2 of Exhibit C to the AGTA and the insurance provisions in Article 8.2 of the AGTA.  Purchaser further agrees upon the written request of Boeing, to promptly execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of Purchaser’s agreements in this paragraph; and

2.Seller will remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Seller to Boeing prior to the effective date of this letter.

AH5-PA-5094-LA-2003950Appendix III

[ * ]LA Attachment Page 11

Appendix III

SAMPLE

Post-Delivery Sale Notice

We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

Seller	Purchaser
By _______________________ Its _______________________ Dated ____________________	By ______________________ Its ______________________ Dated ___________________

Receipt of the above letter is acknowledged and the assignment of rights under the Purchase Agreement with respect to the Aircraft described above is confirmed, effective as of this date.

THE BOEING COMPANY

By _________________________

ItsAttorney-in-Fact

Dated _______________________

Aircraft Manufacturer’s Serial Number ____________________

AH5-PA-5094-LA-2003950Appendix III

[ * ]LA Attachment Page 12

Appendix IV

SAMPLE

Post-Delivery Lease Notice

Boeing Commercial Airplanes

P.O. Box 3707

Seattle, Washington 98124-2207

U.S.A.

By Courier

1901 Oakesdale Ave. SW

Renton, WA  98057

U.S.A.

Attention:Vice President - Contracts

Mail Code 21-34

In connection with the lease by ____________________ (Lessor) to ____________________ (Lessee) of the aircraft identified below, reference is made to Purchase Agreement No. __________ dated as of __________, 20_____, between The Boeing Company (Boeing) and Lessor (Purchase Agreement) under which Lessor purchased certain Boeing Model _____ aircraft, including the aircraft bearing Manufacturer’s Serial No.(s) ____________________ (Aircraft).  The Purchase Agreement incorporated by reference Aircraft General Terms Agreement <AGTA> (AGTA).

Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.

Lessor has leased the Aircraft, including in that lease the transfer to Lessee of all remaining rights related to the Aircraft under the Purchase Agreement.  To accomplish this transfer of rights, as authorized by the provisions of the Purchase Agreement:

1.Lessor authorizes Lessee to exercise, to the exclusion of Lessor, all rights and powers of Lessor with respect to the remaining rights related to the Aircraft under the Purchase Agreement.  This authorization will continue until Boeing receives written notice from Lessor to the contrary, addressed to Vice President – Contracts, Mail Code 21-34, Boeing Commercial Airplanes, P.O. Box 3707, Seattle, Washington 98124-2207.  Until Boeing receives such notice, Boeing is entitled to deal exclusively with Lessee with respect to the Aircraft under the Purchase Agreement.  With respect to the rights and obligations of Lessor under the Purchase Agreement, all actions taken or agreements entered into by Lessee during the period prior to Boeing’s receipt of this notice are final and binding on Lessor.  Further, any payments made by Boeing as a result of claims made by Lessee will be made to the credit of Lessee.

AH5-PA-5094-LA-2003950Appendix IV

[ * ]LA Attachment Page 13

Appendix IV

SAMPLE

Post-Delivery Lease Notice

2.Lessee accepts the authorization above, acknowledges it has reviewed those provisions of the Purchase Agreement related to the authority granted and agrees to be bound by and comply with all applicable terms and conditions of the Purchase Agreement including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in Article 11 of Part 2 of Exhibit C of the AGTA and the insurance provisions in Article 8.2 of the AGTA.  Lessee further agrees, upon the written request of Boeing, to promptly execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of Lessee’s agreements in this paragraph.

3.Lessor will remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Lessor to Boeing prior to the effective date of this letter.

We request that Boeing acknowledges receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

Lessor	Lessee
By _______________________ Its _______________________ Dated ____________________	By ______________________ Its ______________________ Dated ___________________

Receipt of the above letter is acknowledged and transfer of rights under the Purchase Agreement with respect to the Aircraft described above is confirmed, effective as of this date.

THE BOEING COMPANY

By _________________________

ItsAttorney-in-Fact

Dated _______________________

Aircraft Manufacturer’s Serial Number ____________________

AH5-PA-5094-LA-2003950Appendix IV

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Appendix V

SAMPLE

Purchaser’s/Lessee’s Agreement

Boeing Commercial Airplanes

P. O. Box 3707

Seattle, Washington 98124-2207

U.S.A.

By Courier

1901 Oakesdale Ave. SW

Renton, WA  98057

U.S.A.

AttentionVice President – Contracts

Mail Code 21-34

In connection with the sale/lease by ____________________ (//Seller/Lessor//) to ____________________ (//Purchaser/Lessee//) of the aircraft identified below, reference is made to the following documents:

(i)

Purchase Agreement No. _____ dated as of __________, 20_____, between The Boeing Company (Boeing) and //Seller/Lessor// (Purchase Agreement) under which //Seller/Lessor// purchased certain Boeing Model _____ aircraft, including the aircraft bearing Manufacturer’s Serial No.(s) ____________________ (Aircraft); and

(ii)

Aircraft //Sale/Lease// Agreement dated as of __________, 20_____, between Seller/Lessor and //Purchaser/Lessee// (Aircraft Agreement) under which //Seller/Lessor// is //selling/leasing// the Aircraft.

Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.

1.//Seller/Lessor// has sold/leased the Aircraft under the Aircraft Agreement, including therein a form of exculpatory clause protecting //Seller/Lessor// from liability for loss of or damage to the aircraft, and/or related incidental or consequential damages, including without limitation loss of use, revenue or profit.

2.Disclaimer and Release; Exclusion of Consequential and Other Damages.

2.1In accordance with //Seller/Lessor// obligation under Article 9.5 of the AGTA which was incorporated by reference into the Purchase Agreement, Purchaser/Lessee hereby agrees that:

AH5-PA-5094-LA-2003950Appendix V

[ * ]LA Attachment Page 15

Appendix V

SAMPLE

Purchaser’s/Lessee’s Agreement

2.2DISCLAIMER AND RELEASE.  IN CONSIDERATION OF THE SALE/LEASE OF THE AIRCRAFT, PURCHASER/LESSEE HEREBY WAIVES, RELEASES AND RENOUNCES ALL WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF PURCHASER/LESSEE AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, BOEING PRODUCT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THE AIRCRAFT AGREEMENT, INCLUDING, BUT NOT LIMITED TO:

(i)	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;
(ii)	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;
(iii)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING; AND
(iv)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT.

2.3EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES.  BOEING WILL HAVE NO OBLIGATION OR LIABILITY, WHETHER ARISING IN CONTRACT (INCLUDING WARRANTY), TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BOEING, OR OTHERWISE, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT, MATERIALS, TRAINING, SERVICES OR OTHER THING PROVIDED UNDER THE AIRCRAFT AGREEMENT.

2.4Definitions.  For the purpose of this paragraph 2, BOEING or Boeing is defined as The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each, and their respective directors, officers, employees and agents.

AH5-PA-5094-LA-2003950Appendix V

[ * ]LA Attachment Page 16

Appendix V

SAMPLE

Purchaser’s/Lessee’s Agreement

Very truly yours,

//Seller/Lessor//	//Purchaser/Lessee//
By _______________________ Its _______________________ Dated ____________________	By ______________________ Its ______________________ Dated ___________________

AH5-PA-5094-LA-2003950Appendix V

[ * ]LA Attachment Page 17

Appendix VI

SAMPLE

Post-Delivery Owner Appointment of Agent - Warranties

Boeing Commercial Airplanes

P. O. Box 3707

Seattle, Washington 98124-2207

U.S.A.

By Courier

1901 Oakesdale Ave. SW

Renton, WA  98057

U.S.A.

AttentionVice President – Contracts

Mail Code 21-34

Reference is made to Purchase Agreement No. _____ dated as of __________, 20__ (Purchase Agreement), between The Boeing Company (Boeing) and ____________________ (Customer), under which Customer purchased certain Boeing Model __________ aircraft including the aircraft bearing Manufacturer's Serial No(s) _______________ (Aircraft).  The Purchase Agreement incorporated by reference Aircraft General Terms Agreement <AGTA> (AGTA).

Capitalized terms used herein without definition will have the same meaning as in the Purchase Agreement.

To accomplish the appointment of an agent, Customer confirms:

1.Customer has appointed _________________________ as agent (Agent) to act directly with Boeing with respect to the remaining warranties under the Purchase Agreement and requests Boeing to treat Agent as Customer for the administration of claims with respect to such warranties; provided however, Customer remains liable to Boeing to perform the obligations of Customer under the Purchase Agreement.

2.Boeing may continue to deal exclusively with Agent concerning the matters described herein unless and until Boeing receives written notice from Customer to the contrary, addressed to Vice President - Contracts, Mail Code 21-34, Boeing Commercial Airplanes, P.O. Box 3707, Seattle, Washington 98124-2207, U.S.A.  With respect to the rights and obligations of Customer under the Purchase Agreement, all actions taken by Agent or agreements entered into by Agent during the period prior to Boeing's receipt of such notice are final and binding on Customer.  Further, any payments made by Boeing as a result of claims made by Agent will be made to the credit of Agent unless otherwise specified when each claim is submitted.

3.Customer will remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Customer to Boeing prior to the effective date of this letter.

AH5-PA-5094-LA-2003950Appendix VI

[ * ]LA Attachment Page 18

Appendix VI

SAMPLE

Post-Delivery Owner Appointment of Agent - Warranties

We request that Boeing acknowledge receipt of this letter and confirm the appointment of Agent as stated above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

Customer
By _______________________ Its _______________________ Dated ____________________

AH5-PA-5094-LA-2003950Appendix VI

[ * ]LA Attachment Page 19

Appendix VI

SAMPLE

Post-Delivery Owner Appointment of Agent - Warranties

AGENT'S AGREEMENT

Agent accepts the appointment as stated above, acknowledges it has reviewed the those portions of the Purchase Agreement related to the authority granted it under the Purchase Agreement and agrees that, in exercising any rights or making any claims thereunder, Agent will be bound by and comply with all applicable terms and conditions of the Purchase Agreement including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in Article 11 of Part 2 of Exhibit C to the AGTA.  Agent further agrees, upon the written request of Boeing, to promptly execute and deliver such further assurances and documents and take such further action as Boeing may reasonably request in order to obtain the full benefits of the warranties under the Purchase Agreement.

Very truly yours,

Agent
Agent By _______________________ Its _______________________ Dated ____________________

Receipt of the above letter is acknowledged and the appointment of Agent with respect to the above-described rights under the Purchase Agreement is confirmed, effective as of this date.

THE BOEING COMPANY
By _______________________ Its _______________________ Dated ____________________

Aircraft Manufacturer’s Serial Number __________

AH5-PA-5094-LA-2003950Appendix VI

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Appendix VIII

SAMPLE

Post-Delivery Sale with Lease to Seller

[Notice from Owner/Seller and subsequent Buyer regarding post-delivery sale and lease back of an aircraft and transfer of all remaining Purchase Agreement rights.]

Boeing Commercial Airplanes

P. O. Box 3707

Seattle, Washington 98124-2207

U.S.A.

By Courier

1901 Oakesdale Ave. SW

Renton, WA  98057

U.S.A.

AttentionVice President – Contracts

Mail Code 21-34

In connection with ________________'s (Seller's) sale to and lease back from ________________ (Buyer) of the aircraft identified below, reference is made to the following documents:

1.Purchase Agreement No. _______ dated as of _________________, between The Boeing Company (Boeing) and Seller (Agreement) under which Seller purchased certain Boeing Model _____________ aircraft, including the aircraft bearing Manufacturer's Serial No.(s) _________(Aircraft).  The Agreement incorporates by reference the terms of <AGTA> dated __________  ___, between Seller and Boeing.

2.Aircraft Sale Agreement dated as of ___________________, between Seller and ___________________________________ (Buyer).

3.Aircraft Lease Agreement dated as of ___________________, between Buyer and Seller.

Capitalized terms used herein without definition will have the same meaning as in the Agreement.

Seller confirms for the benefit of Boeing it owns and controls the rights it purports to assign herein.

Seller has sold the Aircraft, including in that sale the transfer to Buyer of all remaining rights related to the Aircraft under the Agreement.  To accomplish this transfer of rights, as authorized by the provisions of the Agreement:

AH5-PA-5094-LA-2003950Appendix VIII

[ * ]LA Attachment Page 21

Appendix VIII

SAMPLE

Post-Delivery Sale with Lease to Seller

4.Buyer acknowledges it has reviewed  the Agreement and agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, Materials, training and services) delivered or to be delivered, it is bound by and will comply with all applicable terms, conditions, and limitations of the Agreement including but not limited to those related to any exclusion or limitation of liabilities or warranties, indemnity and insurance; and

5.Buyer authorizes Seller to exercise, to the exclusion of Buyer all rights and powers of “Customer” with respect to the remaining rights related to the Aircraft under the Agreement.  This authorization will continue until Boeing receives written notice from Buyer to the contrary, addressed to Vice President - Contracts, Mail Code 21-34, Boeing Commercial Airplanes, P.O. Box 3707, Seattle, Washington  98124‑2207 (if by mail) or (425) 237-1706 (if by facsimile).  Until Boeing receives this notice, Boeing is entitled to deal exclusively with Seller as “Customer” with respect to the Aircraft under the Agreement.  With respect to the rights, powers, duties and obligations of “Customer” under the Agreement, all actions taken by Seller or agreements entered into by Seller during the period prior to Boeing's receipt of that notice are final and binding on Buyer.  Further, any payments made by Boeing as a result of claims made by Seller prior to receipt of such notice are to be made to the credit of Seller.

6.Seller accepts the authorization set forth in paragraph 2 above, acknowledges it has reviewed the Agreement and agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, Materials, training and services) delivered or to be delivered, it is bound by and will comply with all applicable terms, conditions, and limitations of the Agreement including but not limited to those relating to any exclusion or limitation of liabilities or warranties, indemnity and insurance.

7.Seller agrees to remain responsible for any payments due Boeing as a result of obligations relating to the Aircraft incurred by Seller to Boeing prior to the effective date of this letter.

We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

AH5-PA-5094-LA-2003950Appendix VIII

[ * ]LA Attachment Page 22

Appendix VIII

SAMPLE

Post-Delivery Sale with Lease to Seller

Very truly yours,

Seller	Buyer
By _______________________ Its _______________________ Dated ____________________	By ______________________ Its ______________________ Dated ___________________

Receipt of the above letter is acknowledged and transfer of rights under the Agreement with respect to the Aircraft described above is confirmed, effective as of the date indicated below.

THE BOEING COMPANY

By _________________________

ItsAttorney-in-Fact

Dated _______________________

AH5-PA-5094-LA-2003950Appendix VIII

[ * ]LA Attachment Page 23

Appendix IX

SAMPLE

SALE WITH LEASE

[NOTE:  From 1st tier Owner/Seller and subsequent Buyer regarding post-delivery sale and lease of an aircraft.  Remaining PA rights have been assigned to the new owner; the new owner authorizes a lessee to exercise such rights during the term of a lease. ]

Boeing Commercial Airplanes

P. O. Box 3707

Seattle, Washington 98124-2207

U.S.A.

By Courier

1901 Oakesdale Ave. SW

Renton, WA  98057

U.S.A.

AttentionVice President – Contracts

Mail Code 21-34

In connection with the sale by ___________________ (Seller) to ___________________ (Purchaser) and subsequent lease of the aircraft identified below, reference is made to the following documents:

1.Purchase Agreement No. ______ dated as of __________, _____, between The Boeing Company (Boeing) and Seller (Agreement) under which Seller purchased certain Boeing Model _________ aircraft, including the aircraft bearing Manufacturer's Serial No(s). ____________ (Aircraft).

2.Aircraft sale agreement dated as of __________, between Seller and Purchaser.

3.Aircraft lease agreement dated as of __________, between Purchaser and _________ (Lessee)(Lease).

Capitalized terms used herein without definition will have the same meaning as in the Agreement.

Seller has sold the Aircraft, including in that sale the assignment to Purchaser of all remaining rights related to the Aircraft under the Agreement. To accomplish this transfer of rights, as authorized by the provisions of the Agreement:

3.1Seller confirms for the benefit of the Manufacturer it owns and controls the rights it purports to have assigned.

AH5-PA-5094-LA-2003950Appendix IX

[ * ]LA Attachment Page 24

Appendix IX

SAMPLE

SALE WITH LEASE

3.2Purchaser agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, [data and documents/Materials], training and services) delivered or to be delivered, it is bound by and will comply with all applicable terms, conditions, and limitations of the Agreement including but not limited to those related to any exclusion or limitation of liabilities or warranties, indemnity and insurance; and

3.3Seller will remain responsible for any payment due Boeing as a result of obligations relating to the Aircraft incurred by Seller to Boeing prior to the effective date of this letter.

3.4Purchaser authorizes Lessee during the term of the Lease to exercise, to the exclusion of Purchaser all rights and powers of Buyer/Customer with respect to the remaining rights related to the Aircraft under the Agreement.  This authorization will continue until Boeing receives written notice from Purchaser to the contrary, addressed to Vice President - Contracts, Mail Code 21-34, Boeing Commercial Airplanes, P.O. Box 3707, Seattle, Washington  98124‑2207 (if by mail) or (425)237-1706 (if by facsimile).  Until Boeing receives this notice, Boeing is entitled to deal exclusively with Lessee as Buyer/Customer with respect to the Aircraft under the Agreement.  With respect to the rights, powers, duties and obligations of Buyer/Customer under the Agreement, all actions taken by Lessee or agreements entered into by Lessee during the period prior to Boeing's receipt of that notice are final and binding on Purchaser.  Further, any payments made by Boeing as a result of claims made by Lessee prior to receipt of this notice are to be made to the credit of Lessee.

3.5Lessee accepts the authorization set forth in paragraph 3 above, acknowledges it has reviewed the Agreement and agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, data and documents/Materials, training and services) delivered or to be delivered, it is bound by and will comply with all applicable terms, conditions, and limitations of the Agreement including but not limited to those related to any exclusion or limitation of liabilities or warranties, indemnity and insurance.

We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing the acknowledgment and forwarding one copy of this letter to each of the undersigned.

AH5-PA-5094-LA-2003950Appendix IX

[ * ]LA Attachment Page 25

Appendix IX

SAMPLE

SALE WITH LEASE

Very truly yours,

Seller	Purchaser
By _______________________ Its _______________________ Dated ____________________	By ______________________ Its ______________________ Dated ___________________

__________________(Lessee)
By _______________________ Its _______________________ Dated ____________________

AH5-PA-5094-LA-2003950Appendix IX

[ * ]LA Attachment Page 26

Appendix IX

SAMPLE

SALE WITH LEASE

Receipt of the above letter is acknowledged and the transfers of rights under the Agreement with respect to the Aircraft described above are confirmed, effective as of the date indicated below.

THE BOEING COMPANY

By _________________________

ItsAttorney-in-Fact

Dated _______________________

MSN_______________________

AH5-PA-5094-LA-2003950Appendix IX

[ * ]LA Attachment Page 27

Appendix X

SAMPLE

Post-Delivery Security

Boeing Commercial Airplanes

P. O. Box 3707

Seattle, Washington 98124-2207

U.S.A.

By Courier

1901 Oakesdale Ave. SW

Renton, WA  98057

U.S.A.

AttentionVice President – Contracts

Mail Code 21-34

Reference is made to Purchase Agreement No. ________ dated as of _______________,  (Agreement) between The Boeing Company (Boeing) and __________________________ (Borrower) pursuant to which Borrower purchased from Boeing one (1) Boeing model _______ aircraft bearing Manufacturer’s Serial Number _______(Aircraft).  The Agreement incorporates by reference the terms of Aircraft General Terms Agreement <AGTA> (AGTA), dated ________, between Borrower and Boeing.

Capitalized terms used herein without definition will have the same meanings as in the Agreement.

Borrower confirms for the benefit of Boeing it owns and controls the rights it purports to assign herein.

In connection with Borrower’s financing of the Aircraft, Borrower is entering into a Trust Indenture/Mortgage, dated as of ___________, between Borrower and Indenture Trustee/Mortgagee (Trust Indenture/Mortgage), which grants a security interest in [the warranty rights/ all of its rights] contained in the Agreement related to the Aircraft (Assigned Rights).  Borrower is authorized to exercise the Assigned Rights until such time as the Indenture Trustee/Mortgagee notifies Boeing as provided below that an Event of Default under the Trust Indenture/Mortgage has occurred and is continuing.  In connection with this assignment for security purposes, as authorized by the provisions of the Agreement:

AH5-PA-5094-LA-2003950Appendix X

[ * ]LA Attachment Page 28

Appendix X

SAMPLE

Post-Delivery Security

1.Indenture Trustee/Mortgagee, as assignee of, and holder of a security interest in, the estate, right, and interest of the Borrower in and to the Agreement pursuant to the terms of a certain Trust Indenture/Mortgage, acknowledges that it has received copies of the applicable provisions of the Agreement and agrees that in exercising any rights under the Agreement or asserting any claims with respect to the Aircraft or other things (including without limitation, Materials, training and services) delivered or to be delivered, its rights and remedies under the Trust Indenture/Mortgage will be subject to the terms and conditions of the Agreement including but not limited to those related to any exclusion or limitation of liabilities or warranties, indemnity and insurance.

2.Borrower is authorized to exercise, to the exclusion of [Indenture Trustee/Mortgagee] all rights and powers of “Customer” under the Agreement, unless and until Boeing receives a written notice from Indenture Trustee/Mortgagee, addressed to its Vice President - Contracts, Boeing Commercial Airplanes at P.O. Box 3707, Seattle, Washington 98124, Mail Code 21-34 (if by mail), or (425) 237-1706 (if by facsimile) that an event of default under the Trust Indenture/Mortgage has occurred and is continuing.  Until such notice has been given, Boeing will be entitled to deal solely and exclusively with Borrower.  Thereafter, until Indenture Trustee/Mortgagee has provided Boeing written notice that any such event no longer continues, Boeing will be entitled to deal solely and exclusively with Indenture Trustee/Mortgagee.  Boeing may act with acquittance and conclusively rely on any such notice.

Borrower will remain responsible to Boeing for any amounts due Boeing with respect to the Aircraft under the Agreement prior to Boeing’s receipt of such notice. We request that Boeing acknowledge receipt of this letter and confirm the transfer of rights set forth above by signing its acknowledgment and forwarding one copy of this letter to each of the undersigned.

Very truly yours,

Indenture Trustee/Mortgagee
By _______________________ Its _______________________ Dated ____________________	By ______________________ Its ______________________ Dated ___________________

AH5-PA-5094-LA-2003950Appendix X

[ * ]LA Attachment Page 29

Appendix X

SAMPLE

Post-Delivery Security

Receipt of the above letter is acknowledged and the transfer of rights under the Agreement with respect to the Aircraft described above is confirmed, effective as of the date indicated below.

THE BOEING COMPANY

By _________________________

ItsAttorney-in-Fact

Dated _______________________

MSN_______________________

AH5-PA-5094-LA-2003950Appendix X

[ * ]LA Attachment Page 30

The Boeing Company

P.O. Box 3707

Seattle, WA 98124 2207

AH5-PA-5094-LA-2003954

Atlas Air Worldwide Holdings, Inc.

2000 Westchester Avenue

Purchase, NY 10577

Subject:	[ * ]

Reference:

a) Purchase Agreement No. PA-5094 (Purchase Agreement) between The Boeing Company (Boeing) and Atlas Air Worldwide Holdings, Inc. (Customer) relating to Model 747-8F aircraft (Aircraft).

b) Customer Services General Terms Agreement No. 7U (CSGTA) between Boeing and Atlas Air, Inc.

Atlas Air Worldwide Holdings, Inc., parent company of Atlas Air, Inc., agrees to be bound by all obligations of Customer under the CSGTA, including but not limited to Article 12 of the CSGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES. For purposes of this Purchase Agreement, all references to “Customer” in the CSGTA will mean Atlas Air Worldwide Holdings, Inc.

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.As part of Customer’s purchase of the Aircraft, Boeing grants to Customer a license to install certain Boeing e‑Enabled software applications on Customer-owned ground based systems in support of Customer’s Aircraft. Customer may use the Boeing licensed software to generate certain Loadable Software Airplane Parts (LSAPs) that are then uploaded to the Aircraft. Customer can use these e-Enabling applications to manage the distribution and delivery of data and software that are used onboard the Aircraft. Boeing will also license to Customer accompanying documentation and materials. All such e‑Enabling software applications licensed from Boeing will be considered “Materials”, and not “Aircraft Software”, as these terms are defined in the Purchase Agreement. All documentation and materials will also be defined as “Materials”.

2.Additional Terms and Conditions.

Boeing will license these Materials, as described in Article 1 above, on the following conditions.

BOEING PROPRIETARY

(i)	Notwithstanding any provision to the contrary, the license and access to the Materials will be pursuant to the terms and conditions of the CSGTA; and
(ii)

The DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 12 of Part 2 of Exhibit C of the AGTA and the insurance provisions of Article 8.2 of the AGTA will apply to Boeing’s loading/installation of the Materials.

3.If necessary the CSGTA must be executed between Boeing and Customer no later than [ * ] prior to delivery of Customer’s first 747‑8F Aircraft.

ACCEPTED AND AGREED TO this

Date:	January 7, 2021

Atlas Air Worldwide Holdings, Inc.			THE BOEING COMPANY
By:	/s/ John Dietrich	By:	[ * ]

Name:	John Dietrich	Name:	[ * ]

Title:	President & Chief Executive Officer	Title:	Attorney-In-Fact

AH5-PA-5094-LA-2003954Page 2

BOEING PROPRIETARY

The Boeing Company

P.O. Box 3707

Seattle, WA 98124 2207

AH5-PA-5094-LA-2003955

Atlas Air Worldwide Holdings, Inc.

2000 Westchester Avenue

Purchase, NY 10577

Subject:	[ * ]

Reference:	Purchase Agreement No. PA-5094 (Purchase Agreement) between The Boeing Company (Boeing) and Atlas Air Worldwide Holdings, Inc. (Customer) relating to Model 747-8F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.[ * ].

[ * ] established in the Purchase Agreement [ * ] pursuant to applicable law.

2.[ * ].

Boeing [ * ] at a rate of [ * ]. [ * ] at actual delivery of the Aircraft.

3.[ * ].

In addition [ * ], for each [ * ] after the Scheduled Delivery Month, [ * ] as follows      [ * ] received by Boeing [ * ]:

[ * ]

BOEING PROPRIETARY

[ * ]

4.[ * ].

[ * ].

5.[ * ].

If the Purchase Agreement [ * ], Boeing [ * ] Customer:

(i)	[ * ].
(ii)	[ * ].
(iii)	[ * ].

6.Exclusive Remedies.

The remedies set forth in this Letter Agreement are Customer’s exclusive remedies for a Non‑Excusable Delay and are in lieu of all other damages, claims, and remedies of Customer arising at law or otherwise [ * ]. Customer hereby waives and renounces all other claims and remedies arising at law or otherwise [ * ].

AH5-PA-5094-LA-2003955Page 2

BOEING PROPRIETARY

7.Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

8.Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to employees of Customer, directors and officers of Atlas Air Worldwide Holdings, Inc. and Titan Aviation Holdings, Inc. and their wholly owned subsidiaries and Customer’s auditors and outside counsel, with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.  In the event that Customer in good faith concludes (based upon an opinion of counsel) that disclosure of information contained in this Letter Agreement may be required by applicable law or governmental regulations, Customer shall advise Boeing in writing prior to such disclosure, if possible, or, if not possible, then promptly upon receiving such order or upon identifying such need to comply, in order to enable Boeing to take whatever steps it deems necessary to protect its interests in this regard, and Customer will, in any event, disclose only that portion of the information which it is legally required to disclose and Customer will use its reasonable endeavors to protect the confidentiality of such information to the widest extent possible in the circumstances.

ACCEPTED AND AGREED TO this

Date:	January 7, 2021

Atlas Air Worldwide Holdings, Inc.			THE BOEING COMPANY
By:	/s/ John Dietrich	By:	[ * ]

Name:	John Dietrich	Name:	[ * ]

Title:	President & Chief Executive Officer	Title:	Attorney-In-Fact

AH5-PA-5094-LA-2003955Page 3

BOEING PROPRIETARY

The Boeing Company

P.O. Box 3707

Seattle, WA 98124 2207

AH5-PA-5094-LA-2003956

Atlas Air Worldwide Holdings, Inc.

2000 Westchester Avenue

Purchase, NY 10577

Subject:	[ * ]

Reference:	Purchase Agreement No. PA-5094 (Purchase Agreement) between The Boeing Company (Boeing) and Atlas Air Worldwide Holdings, Inc. (Customer) relating to Model 747-8F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.[ * ].

1.1At Customer’s request, [ * ] on the Aircraft. The terms and conditions of this Letter Agreement will apply if Customer has [ * ].

1.2[ * ].

2.[ * ].

2.1[ * ]. Following the Customer inspection activities, [ * ].

2.2[ * ].

3.[ * ].

3.1Customer must [ * ] in support of Boeing’s schedule requirements.

BOEING PROPRIETARY

3.2Customer [ * ] requirements for [ * ].

3.3Customer [ * ] regulatory requirements.

3.4Customer [ * ].

4.[ * ].

4.1If [ * ], then (a) [ * ] required to further [ * ] and (b) Boeing [ * ], if applicable, on the Aircraft.

4.2[ * ] to (a) [ * ] and (b) schedule capacity, including [ * ] as Aircraft delivery.

5.[ * ].

5.1Customer [ * ] on the Aircraft.

5.2[ * ] of the AGTA and such Articles [ * ].

5.3The [ * ] Exhibit B “Customer Support Document” of the AGTA.

5.4Boeing [ * ] and Article 11 of Part 2 of Exhibit C “Disclaimer and Release; Exclusion of Liabilities” of the AGTA and Article 8.2 “Insurance” of the AGTA [ * ].

AH5-PA-5094-LA-2003956Page 2

BOEING PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	January 7, 2021

Atlas Air Worldwide Holdings, Inc.			THE BOEING COMPANY
By:	/s/ John Dietrich	By:	[ * ]

Name:	John Dietrich	Name:	[ * ]

Title:	President & Chief Executive Officer	Title:	Attorney-In-Fact

AH5-PA-5094-LA-2003956Page 3

BOEING PROPRIETARY

The Boeing Company

P.O. Box 3707

Seattle, WA 98124 2207

AH5-PA-5094-LA-2003957

Atlas Air Worldwide Holdings, Inc.

2000 Westchester Avenue

Purchase, NY 10577

Subject:	[ * ]

Reference:	Purchase Agreement No. PA-5094 (Purchase Agreement) between The Boeing Company (Boeing) and Atlas Air Worldwide Holdings, Inc. (Customer) relating to Model 747-8F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer [ * ] in Letter Agreement No. AH5-PA-5094-LA-2003957.

1.[ * ].

The [ * ] are applicable to Aircraft delivered with new, [ * ] only.  [ * ] Aircraft that are delivered [ * ] that are used and/or have been modified.

2.Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

3.Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to employees of Customer, directors and officers of Atlas Air Worldwide Holdings, Inc. and Titan Aviation Holdings, Inc. and their wholly owned subsidiaries and Customer’s auditors and outside counsel, with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement

BOEING PROPRIETARY

and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.  In the event that Customer in good faith concludes (based upon an opinion of counsel) that disclosure of information contained in this Letter Agreement may be required by applicable law or governmental regulations, Customer shall advise Boeing in writing prior to such disclosure, if possible, or, if not possible, then promptly upon receiving such order or upon identifying such need to comply, in order to enable Boeing to take whatever steps it deems necessary to protect its interests in this regard, and Customer will, in any event, disclose only that portion of the information which it is legally required to disclose and Customer will use its reasonable endeavors to protect the confidentiality of such information to the widest extent possible in the circumstances.

ACCEPTED AND AGREED TO this

Date:	January 7, 2021

Atlas Air Worldwide Holdings, Inc.			THE BOEING COMPANY
By:	/s/ John Dietrich	By:	[ * ]

Name:	John Dietrich	Name:	[ * ]

Title:	President & Chief Executive Officer	Title:	Attorney-In-Fact

AH5-PA-5094-LA-2003957Page 2

BOEING PROPRIETARY

Attachment to Letter Agreement

No. AH5-PA-5094-LA-2003957

GEnx-2B67/P Engines

MODEL 747-8 Freighter PERFORMANCE GUARANTEES
FOR Atlas Air Worldwide Holdings, Inc.

SECTIONCONTENTS

1	AIRCRAFT MODEL APPLICABILITY
2	FLIGHT PERFORMANCE
3	AIRCRAFT CONFIGURATION
4	[ * ]
5	[ * ]
6	[ * ]

P.A. No. PA-5094

AERO-B-BBA4-M20-0490SS20-0386

BOEING PROPRIETARY

Attachment to Letter Agreement

No. AH5-PA-5094-LA-2003957

GEnx-2B67/P Engines

1	AIRCRAFT MODEL APPLICABILITY

[ * ].

2	FLIGHT PERFORMANCE
2.1	[ * ]
2.1.1	[ * ]

P.A. No. PA-5094

AERO-B-BBA4-M20-0490SS20-0386

BOEING PROPRIETARY

Attachment to Letter Agreement

No. AH5-PA-5094-LA-2003957

GEnx-2B67/P Engines

[ * ]

P.A. No. PA-5094

AERO-B-BBA4-M20-0490SS20-0386

BOEING PROPRIETARY

Attachment to Letter Agreement

No. AH5-PA-5094-LA-2003957

GEnx-2B67/P Engines

[ * ]

P.A. No. PA-5094

AERO-B-BBA4-M20-0490SS20-0386

BOEING PROPRIETARY

Attachment to Letter Agreement

No. AH5-PA-5094-LA-2003957

GEnx-2B67/P Engines

2.1.2	[ * ]

P.A. No. PA-5094

AERO-B-BBA4-M20-0490SS20-0386

BOEING PROPRIETARY

Attachment to Letter Agreement

No. AH5-PA-5094-LA-2003957

GEnx-2B67/P Engines

[ * ]

P.A. No. PA-5094

AERO-B-BBA4-M20-0490SS20-0386

BOEING PROPRIETARY

Attachment to Letter Agreement

No. AH5-PA-5094-LA-2003957

GEnx-2B67/P Engines

2.1.3	[ * ]

P.A. No. PA-5094

AERO-B-BBA4-M20-0490SS20-0386

BOEING PROPRIETARY

Attachment to Letter Agreement

No. AH5-PA-5094-LA-2003957

GEnx-2B67/P Engines

[ * ]

P.A. No. PA-5094

AERO-B-BBA4-M20-0490SS20-0386

BOEING PROPRIETARY

Attachment to Letter Agreement

No. AH5-PA-5094-LA-2003957

GEnx-2B67/P Engines

[ * ]

P.A. No. PA-5094

AERO-B-BBA4-M20-0490SS20-0386

BOEING PROPRIETARY

Attachment to Letter Agreement

No. AH5-PA-5094-LA-2003957

GEnx-2B67/P Engines

[ * ]

2.1.4	[ * ]

P.A. No. PA-5094

AERO-B-BBA4-M20-0490SS20-0386

BOEING PROPRIETARY

Attachment to Letter Agreement

No. AH5-PA-5094-LA-2003957

GEnx-2B67/P Engines

[ * ]	.

P.A. No. PA-5094

AERO-B-BBA4-M20-0490SS20-0386

BOEING PROPRIETARY

Attachment to Letter Agreement

No. AH5-PA-5094-LA-2003957

GEnx-2B67/P Engines

[ * ]

P.A. No. PA-5094

AERO-B-BBA4-M20-0490SS20-0386

BOEING PROPRIETARY

Attachment to Letter Agreement

No. AH5-PA-5094-LA-2003957

GEnx-2B67/P Engines

[ * ]

2.1.5	[ * ]

P.A. No. PA-5094

AERO-B-BBA4-M20-0490SS20-0386

BOEING PROPRIETARY

Attachment to Letter Agreement

No. AH5-PA-5094-LA-2003957

GEnx-2B67/P Engines

[ * ]

P.A. No. PA-5094

AERO-B-BBA4-M20-0490SS20-0386

BOEING PROPRIETARY

Attachment to Letter Agreement

No. AH5-PA-5094-LA-2003957

GEnx-2B67/P Engines

[ * ]

P.A. No. PA-5094

AERO-B-BBA4-M20-0490SS20-0386

BOEING PROPRIETARY

Attachment to Letter Agreement

No. AH5-PA-5094-LA-2003957

GEnx-2B67/P Engines

[ * ]

2.1.6	[ * ]

P.A. No. PA-5094

AERO-B-BBA4-M20-0490SS20-0386

BOEING PROPRIETARY

Attachment to Letter Agreement

No. AH5-PA-5094-LA-2003957

GEnx-2B67/P Engines

[ * ]

P.A. No. PA-5094

AERO-B-BBA4-M20-0490SS20-0386

BOEING PROPRIETARY

Attachment to Letter Agreement

No. AH5-PA-5094-LA-2003957

GEnx-2B67/P Engines

[ * ]

P.A. No. PA-5094

AERO-B-BBA4-M20-0490SS20-0386

BOEING PROPRIETARY

Attachment to Letter Agreement

No. AH5-PA-5094-LA-2003957

GEnx-2B67/P Engines

[ * ]

P.A. No. PA-5094

AERO-B-BBA4-M20-0490SS20-0386

BOEING PROPRIETARY

Attachment to Letter Agreement

No. AH5-PA-5094-LA-2003957

GEnx-2B67/P Engines

2.1.7[ * ]

P.A. No. PA-5094

AERO-B-BBA4-M20-0490SS20-0386

BOEING PROPRIETARY

Attachment to Letter Agreement

No. AH5-PA-5094-LA-2003957

GEnx-2B67/P Engines

2.1.8	[ * ]

P.A. No. PA-5094

AERO-B-BBA4-M20-0490SS20-0386

BOEING PROPRIETARY

Attachment to Letter Agreement

No. AH5-PA-5094-LA-2003957

GEnx-2B67/P Engines

2.1.9	[ * ]

P.A. No. PA-5094

AERO-B-BBA4-M20-0490SS20-0386

BOEING PROPRIETARY

Attachment to Letter Agreement

No. AH5-PA-5094-LA-2003957

GEnx-2B67/P Engines

3	[ * ]
3.1

The guarantees contained in this Attachment are based on the Aircraft configuration as defined in D019U022, Revision I, "Configuration Specification, Model 747-8F", dated January 9, 2015, plus any changes mutually agreed upon or otherwise allowed by the Purchase Agreement to be incorporated into the Customer’s Detail Specification (herein referred to as the Detail Specification). Appropriate adjustment will be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment will [ * ].

3.2	The [ * ] payloads of [ * ], and the specified payload of the [ * ] block fuel guarantees will be adjusted by Boeing for the [ * ] on OEW in its [ * ] with [ * ]:

(1)Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2)The difference between the component weight allowances given in Appendix E of the Detail Specification and the actual weights.

P.A. No. PA-5094

AERO-B-BBA4-M20-0490SS20-0386

BOEING PROPRIETARY

Attachment to Letter Agreement

No. AH5-PA-5094-LA-2003957

GEnx-2B67/P Engines

4	[ * ]
4.1	[ * ].
4.2

The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, the 747-8F Certification Basis regulations specified in the Type Certificate Data Sheet A20WE, Revision 51, dated February 5, 2013.

4.3

In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in paragraph 4.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, [ * ] will be appropriately modified to reflect any such change.

4.4	[ * ]:

P.A. No. PA-5094

AERO-B-BBA4-M20-0490SS20-0386

BOEING PROPRIETARY

Attachment to Letter Agreement

No. AH5-PA-5094-LA-2003957

GEnx-2B67/P Engines

4.5	[ * ].

4.6	[ * ].
4.7	[ * ].
4.8	[ * ].

P.A. No. PA-5094

AERO-B-BBA4-M20-0490SS20-0386

BOEING PROPRIETARY

Attachment to Letter Agreement

No. AH5-PA-5094-LA-2003957

GEnx-2B67/P Engines

5	[ * ]
5.1	Compliance with [ * ], the Aircraft configuration of Section 3 and the guarantee [ * ]. Guarantee compliance will be shown for the units listed first, not for the units shown in parentheses.
5.2	Compliance with [ * ] will be based on the FAA-approved Airplane Flight Manual for the Model 747-8F.
5.3	Compliance [ * ] obtained from an aircraft in a configuration similar to that defined by the Detail Specification.
5.4	[ * ].
5.5	[ * ].
5.6	The data derived from tests will be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices [ * ].
5.7	Compliance will be based on the performance of the airframe and engines in combination, and will not be contingent on the engine meeting its manufacturer's performance specification.
6	[ * ]

The [ * ] applicable to the Aircraft are those set forth in this Attachment.

P.A. No. PA-5094

AERO-B-BBA4-M20-0490SS20-0386

BOEING PROPRIETARY

The Boeing Company

P.O. Box 3707

Seattle, WA 98124 2207

TLS-PA-5094-LA-2003960

Atlas Air Worldwide Holdings, Inc.

2000 Westchester Avenue

Purchase, NY 10577

Subject:	[ * ]

Reference:	Purchase Agreement No. PA- (Purchase Agreement) between The Boeing Company (Boeing) and Atlas Air Worldwide Holdings, Inc. (Customer) relating to Model 747-8F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.[ * ]:

1.1[ * ] will mean [ * ] following formula:

[ * ]

Where:

[ * ].

1.2[ * ].

1.3[ * ].

1.4[ * ].

BOEING PROPRIETARY

1.5[ * ].

1.6[ * ].

1.7[ * ].

1.8[ * ].

1.9[ * ]

Program Term	Targets
[ * ]	[ * ]
[ * ]	[ * ]
[ * ]	[ * ]

These [ * ] are based on an [ * ] of [ * ].

2.[ * ].

[ * ]

3.[ * ].

3.1[ * ], if Customer (i) [ * ] and (ii) [ * ] status reports and other substantiation data [ * ], Boeing will:

3.1.1investigate the circumstances [ * ];

3.1.2provide [ * ] assistance to Customer [ * ];

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3.1.3[ * ], accessory, equipment or part (other than engines and engine parts) which are determined [ * ];

3.1.4[ * ] such system, accessory, equipment or part;

3.1.5[ * ], at Customer's request, [ * ] Boeing Warranty (Part 2 of Exhibit C, Product Assurance Document, of the AGTA, including without limitation Article 11 therein); and

3.1.6[ * ], if requested by Customer, [ * ] such design

3.2With respect only to [ * ], if Customer [ * ] for such [ * ] period, Boeing will     [ * ], subject to the following conditions:

3.2.1[ * ];

3.2.2[ * ] the purchase of Boeing goods and services, [ * ] the Aircraft Price;

3.2.3during the [ * ], Customer will have [ * ]; and

3.2.4Customer will have [ * ] in order [ * ] such condition.

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4.[ * ].

4.1[ * ] caused by any of the following events:

[ * ]

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4.2If [ * ] is used [ * ] for one of Customer’s [ * ]:

(i)	[ * ].
(ii)	[ * ].

4.3[ * ].

5.[ * ].

5.1Customer will provide status reports [ * ].

5.2The Customer’s status reports [ * ], above, [ * ].

All data submitted pursuant to Article 5.2 will be addressed to the attention of:

MANAGER – [ * ]

Boeing Commercial Airplanes

P.0. Box 3707, Mail Code 67‑LT

Seattle, Washington 98124‑2207

5.3[ * ]. In addition, Customer [ * ] Boeing such data as may reasonably be required to:

(i)	[ * ],
(ii)	[ * ], and
(iii)	[ * ].

5.4[ * ], above, will [ * ] that the

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[ * ] under this Program [ * ].

5.5[ * ]:

Director ‑ Warranty & Product Assurance Contracts

Boeing Commercial Airplanes

P.0. Box 3707, Mail Code 2L‑46

Seattle, Washington 98124‑2207

Fax 425‑237‑1706

6.[ * ].

6.1[ * ].

6.2[ * ].

6.3[ * ].

6.4[ * ].

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6.5THE DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions stated in Article 11 of Exhibit C of the AGTA apply to this Program.

7.[ * ].

Boeing and Customer agree it [ * ] (a) by Boeing under the Purchase Agreement, or any other agreement between Boeing and Customer, or (b) by engine manufacturer under any agreement between engine manufacturer and Customer, [ * ]. Boeing may          [ * ] pursuant to such [ * ].

8.Exclusive Remedy.

Customer agrees that the remedies contained in Articles 3 herein are Customer’s exclusive remedies for purposes of resolving all issues with respect [ * ] and are in lieu of all other rights, remedies, claims and causes of action Customer may have, arising at law or otherwise, in connection therewith and will constitute complete, full and final settlement and satisfaction of any and all of Boeing’s obligations and liabilities to Customer in connection therewith. Customer releases Boeing and its successors, affiliates and subsidiaries from all present, past and future rights, remedies, claims and causes of action, whether arising at law or otherwise, known or unknown, [ * ].

9.Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to employees of Customer, directors and officers of Atlas Air Worldwide Holdings, Inc. and Titan Aviation Holdings, Inc. and their wholly owned subsidiaries and Customer’s auditors and outside counsel, with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.  In the event that Customer in good faith concludes (based upon an opinion of counsel) that disclosure of information contained in this Letter Agreement may be required by applicable law or governmental regulations, Customer shall advise Boeing in writing prior to such disclosure, if possible, or, if not possible, then promptly upon receiving such order or upon identifying such need to comply, in order to enable Boeing to take whatever steps it deems necessary to protect its interests in this regard, and Customer will, in any event, disclose only that portion of the information which it is legally required to disclose and Customer will use its

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BOEING PROPRIETARY

reasonable endeavors to protect the confidentiality of such information to the widest extent possible in the circumstances.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters contained herein, please indicate your acceptance and approval below.

ACCEPTED AND AGREED TO this

Date:	January 7, 2021

Atlas Air Worldwide Holdings, Inc.			THE BOEING COMPANY
By:	/s/ John Dietrich	By:	[ * ]

Name:	John Dietrich	Name:	[ * ]

Title:	President & Chief Executive Officer	Title:	Attorney-In-Fact

TLS-PA--LA-2003960Page 8

BOEING PROPRIETARY

The Boeing Company

P.O. Box 3707

Seattle, WA 98124 2207

AH5-PA-5094-LA-2003961

Atlas Air Worldwide Holdings, Inc.

2000 Westchester Avenue

Purchase, NY 10577

Subject:	[ * ]

Reference:	Purchase Agreement No. PA-5094 (Purchase Agreement) between The Boeing Company (Boeing) and Atlas Air Worldwide Holdings, Inc. (Customer) relating to Model 747-8F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.[ * ].

1.1[ * ]. At the time of delivery of each 747-8F Aircraft, Boeing will issue to Customer [ * ] in an amount determined by multiplying the Airframe Price by [ * ].

1.2[ * ].

1.3[ * ]

1.4[ * ].

BOEING PROPRIETARY

1.5[ * ].

1.6[ * ].

1.7[ * ]

1.8[ * ].

2.[ * ].

Unless otherwise noted, the amounts of [ * ] stated [ * ] are in [ * ] and will [ * ] scheduled month of the respective Aircraft delivery pursuant to [ * ] in the Purchase Agreement applicable to the Aircraft. Unless otherwise noted above, [ * ], at the election of Customer, be [ * ].

3.[ * ].

At Customer’s request, [ * ] items [ * ] of Supplemental Exhibit CS1 to the Purchase Agreement (CS1), Boeing will [ * ] crews [ * ] of [ * ] currently provided [ * ] of CS1.

4.[ * ].

[ * ], for a [ * ] at the time of delivery of such Aircraft [ * ]

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BOEING PROPRIETARY

[ * ], Boeing will [ * ] such [ * ] pursuant to its Boeing Maintenance Planning Data Document but no later than [ * ].

5.Assignment.

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

6.Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to employees of Customer, directors and officers of Atlas Air Worldwide Holdings, Inc. and Titan Aviation Holdings, Inc. and their wholly owned subsidiaries and Customer’s auditors and outside counsel, with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.  In the event that Customer in good faith concludes (based upon an opinion of counsel) that disclosure of information contained in this Letter Agreement may be required by applicable law or governmental regulations, Customer shall advise Boeing in writing prior to such disclosure, if possible, or, if not possible, then promptly upon receiving such order or upon identifying such need to comply, in order to enable Boeing to take whatever steps it deems necessary to protect its interests in this regard, and Customer will, in any event, disclose only that portion of the information which it is legally required to disclose and Customer will use its reasonable endeavors to protect the confidentiality of such information to the widest extent possible in the circumstances.

ACCEPTED AND AGREED TO this

Date:	January 7, 2021

Atlas Air Worldwide Holdings, Inc.			THE BOEING COMPANY
By:	/s/ John Dietrich	By:	[ * ]

Name:	John Dietrich	Name:	[ * ]

Title:	President & Chief Executive Officer	Title:	Attorney-In-Fact

AH5-PA-5094-LA-2003961Page 3

BOEING PROPRIETARY

The Boeing Company

P.O. Box 3707

Seattle, WA 98124 2207

AH5-PA-05094-LA-2004293

Atlas Air Worldwide Holdings, Inc.

2000 Westchester Avenue

Purchase, NY 10577

Subject:	[ * ]

Reference:	Purchase Agreement No. PA-05094 (Purchase Agreement) between The Boeing Company (Boeing) and Atlas Air Worldwide Holdings, Inc. (Customer) relating to Model 747-8F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. [ * ]. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.[ * ].

This Program applies to any [ * ] at the time of delivery that [ * ] with Boeing-designed corrective materials to comply with [ * ] when [ * ].

2.[ * ].

The term of the Program is [ * ] after delivery of each Aircraft.

3.[ * ].

3.1The price for the Program [ * ], for each Aircraft.

3.2[ * ].

4.[ * ].

4.1Materials. If [ * ] are required as described under Article 1 above [ * ] of this Program, Boeing will [ * ] (including [ * ])

BOEING PROPRIETARY

at a price determined in accordance with the following formula:

[ * ]

P =	[ * ]

C =	[ * ]

T =	[ * ].

4.2[ * ]. Any [ * ] in the Aircraft that Boeing is required to provide to Customer   [ * ], will be [ * ] as determined by the following formula:

R =	[ * ]

R =	[ * ].

L =	[ * ].

T =	[ * ].

5.General Conditions and Limitations.

5.1Customer's written notice of claim under this Program must be received by Boeing’s Warranties Regional Manager [ * ].

5.2THE DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions stated in Article 12 of Part 2 of Exhibit C of the AGTA apply to this Program.

6.Assignment.

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BOEING PROPRIETARY

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

7.Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to employees of Customer, directors and officers of Atlas Air Worldwide Holdings, Inc. and Titan Aviation Holdings, Inc. and their wholly owned subsidiaries and Customer’s auditors and outside counsel, with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.  In the event that Customer in good faith concludes (based upon an opinion of counsel) that disclosure of information contained in this Letter Agreement may be required by applicable law or governmental regulations, Customer shall advise Boeing in writing prior to such disclosure, if possible, or, if not possible, then promptly upon receiving such order or upon identifying such need to comply, in order to enable Boeing to take whatever steps it deems necessary to protect its interests in this regard, and Customer will, in any event, disclose only that portion of the information which it is legally required to disclose and Customer will use its reasonable endeavors to protect the confidentiality of such information to the widest extent possible in the circumstances.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters contained herein, please indicate your acceptance and approval below.

ACCEPTED AND AGREED TO this

Date:	January 7, 2021

Atlas Air Worldwide Holdings, Inc.			THE BOEING COMPANY
By:	/s/ John Dietrich	By:	[ * ]

Name:	John Dietrich	Name:	[ * ]

Title:	President & Chief Executive Officer	Title:	Attorney-In-Fact

AH5-PA-05094-LA-2004293Page 3

BOEING PROPRIETARY

The Boeing Company

P.O. Box 3707

Seattle, WA 98124 2207

AH5-PA-5094-LA-2003952

Atlas Air Worldwide Holdings, Inc.

2000 Westchester Avenue

Purchase, NY 10577

Subject:	[ * ]

Reference:	Purchase Agreement No. PA-05094 (Purchase Agreement) between The Boeing Company (Boeing) and Atlas Air Worldwide Holdings, Inc. (Customer) relating to Model 747-8F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.[ * ].

1.1[ * ]:

1.1.1[ * ]

1.1.2[ * ]

1.2[ * ].

1.3[ * ].

2.[ * ].

[ * ].

3.Confidentiality.

BOEING PROPRIETARY

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to employees of Customer, directors and officers of Atlas Air Worldwide Holdings, Inc. and Titan Aviation Holdings, Inc. and their wholly owned subsidiaries and Customer’s auditors and outside counsel, with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.  In the event that Customer in good faith concludes (based upon an opinion of counsel) that disclosure of information contained in this Letter Agreement may be required by applicable law or governmental regulations, Customer shall advise Boeing in writing prior to such disclosure, if possible, or, if not possible, then promptly upon receiving such order or upon identifying such need to comply, in order to enable Boeing to take whatever steps it deems necessary to protect its interests in this regard, and Customer will, in any event, disclose only that portion of the information which it is legally required to disclose and Customer will use its reasonable endeavors to protect the confidentiality of such information to the widest extent possible in the circumstances.

ACCEPTED AND AGREED TO this

Date:	January 7, 2021

Atlas Air Worldwide Holdings, Inc.			THE BOEING COMPANY
By:	/s/ John Dietrich	By:	[ * ]

Name:	John Dietrich	Name:	[ * ]

Title:	President & Chief Executive Officer	Title:	Attorney-In-Fact

AH5-PA-5094-LA-2003952

Open MattersPage 2

BOEING PROPRIETARY

The Boeing Company

P.O. Box 3707

Seattle, WA 98124 2207

AH5-PA-05094-LA-2100004

Atlas Air Worldwide Holdings, Inc.

2000 Westchester Avenue

Purchase, NY 10577

Subject:	[ * ]

Reference:	Purchase Agreement No. PA-05094 (Purchase Agreement) between The Boeing Company (Boeing) and Atlas Air Worldwide Holdings, Inc. (Customer) relating to Model 747-8F aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

The terms of this Letter Agreement will [ * ] this Letter Agreement and any provision in the Purchase Agreement.

1.[ * ].

This Letter Agreement sets forth the conditions under which Boeing [ * ] to a subsidiary or affiliate of Customer, or JV Entity as defined in Article 2 below. [ * ] time of delivery of the Aircraft will require that: [ * ].

2.[ * ]

Customer [ * ] to [ * ] provided such [ * ] requirements in Article 1.

BOEING PROPRIETARY

3.[ * ].

In the [ * ], as defined herein, to the assignee, and [ * ], and of Customer’s assignee, under the Purchase Agreement [ * ]. [ * ] following events: [ * ].

4.Assignment.

This Letter Agreement is provided as an accommodation to Customer in consideration of its relationship with Boeing, and cannot be assigned in whole or in part.

5.Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to employees of Customer, directors and officers of Atlas Air Worldwide Holdings, Inc. and Titan Aviation Holdings, Inc. and their wholly owned subsidiaries and Customer’s auditors and outside counsel, with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.  In the event that Customer in good faith concludes (based upon an opinion of counsel) that disclosure of information contained in this Letter Agreement may be required by applicable law or governmental regulations, Customer shall advise Boeing in writing prior to such disclosure, if possible, or, if not possible, then promptly upon receiving such order or upon identifying such need to comply, in order to enable Boeing to take whatever steps it deems necessary to protect its interests in this regard, and Customer will, in any event, disclose only that portion of the information which it is legally required to disclose and Customer will use its reasonable endeavors to protect the confidentiality of such information to the widest extent possible in the circumstances. In addition to any equitable relief that may be available to Boeing in the event of a breach of this Article, Boeing may rescind the Deferred Advance Payment Schedule described in Article 1.

ACCEPTED AND AGREED TO this

Date:	January 7, 2021

Atlas Air Worldwide Holdings, Inc.			THE BOEING COMPANY
By:	/s/ John Dietrich	By:	[ * ]

Name:	John Dietrich	Name:	[ * ]

Title:	President & Chief Executive Officer	Title:	Attorney-In-Fact

AH5-PA-05094-LA-2100004Page 2

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BOEING PROPRIETARY